PROSPECTUS September 27, 2024, as supplemented through April 25, 2025
BITI	Short Bitcoin ETF
SETH	Short Ether ETF
BITU	Ultra Bitcoin ETF
ETHT	Ultra Ether ETF
SBIT	UltraShort Bitcoin ETF
ETHD	UltraShort Ether ETF

All Funds are listed on NYSE Arca (“Exchange”).
Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
PROSHARES TRUSTDistributor: SEI Investments Distribution Co.

TABLE OF CONTENTS
3	Summary Section
4	Short Bitcoin ETF
12	Short Ether ETF
19	Ultra Bitcoin ETF
26	Ultra Ether ETF
34	UltraShort Bitcoin ETF
40	UltraShort Ether ETF
48	Investment Objectives, Principal Investment Strategies and Related Risks
69	Management of ProShares Trust
71	Determination of NAV
71	Distributions
71	Dividend Reinvestment Services
72	Taxes
75	Financial Highlights

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Summary Section

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Investment Objective
ProShares Short Bitcoin ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Bloomberg Bitcoin Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to the inverse (-1x) of the price of bitcoin. The Fund does not directly short bitcoin.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	0.08%
Total Annual Fund Operating Expenses	1.03%
1
Other Expenses include 0.08% of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to the inverse (-1x) of the price of bitcoin. The Fund does not directly short bitcoin.
Bitcoin is a digital asset. The ownership and operation of bitcoin is determined by participants in an online, peer-to-peer network sometimes referred to as the “Bitcoin Network”. The Bitcoin Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin Network. This is commonly referred to as the Bitcoin Protocol (and is described in more detail in the section entitled “The Bitcoin Protocol” in the Fund’s Prospectus). Bitcoin may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this Prospectus, the adoption of bitcoin for these purposes has been limited

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and bitcoin presently is not widely accepted as a means of payment.
The value of bitcoin is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of bitcoin. Ownership and transaction records for bitcoin are protected through public-key cryptography. The supply of bitcoin is determined by the Bitcoin Protocol. No single entity owns or operates the Bitcoin Network. The Bitcoin Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the protocol and (3) users who choose which version of the bitcoin software to run. From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a “fork.” The value of the Fund may reflect the impact of these forks.
The Index is designed to measure the performance of a single bitcoin traded in USD and seeks to provide a proxy for the bitcoin market. The Index price is a composite of U.S. dollar-bitcoin trading activities reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “BITCOIN”.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as bitcoin. These derivatives principally include:
○Bitcoin Futures Contracts – Standardized, cash-settled bitcoin futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month bitcoin futures.
In order to obtain inverse or “short” exposure, the Fund intends to enter into cash-settled bitcoin futures contracts as the “seller.” In simplest terms, in a cash-settled futures market the seller pays the counterparty if the price of a futures contract goes up and receives cash from the counterparty if the price of the futures contract goes down.
○Swap Agreements – The Fund typically enters into swap agreements that provide exposure to bitcoin. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark, such as exchange-traded funds (“ETFs”) or indexes. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the

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Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
In order to maintain its inverse exposure to the Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling short futures contracts that are in backwardation, the Fund will close its short position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence of backwardation would be expected to adversely affect the performance of the Fund.
Conversely, futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling short futures contracts that are in contango, the Fund will close its short position by buying the expiring contract at a relatively lower price and selling a longer-dated contract at a relatively higher price. The presence of contango may positively affect the performance of the Fund.
The Fund expects to gain inverse exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains short exposure to bitcoin in a manner designed to provide inverse exposure to the single day returns of the Index. The Fund does not directly short bitcoin. Investors seeking to short bitcoin directly should consider an investment other than the Fund. While the performance of bitcoin futures contracts, in general, has historically been highly correlated to the performance of “spot” bitcoin, there can be no guarantee that this will continue. “Spot” bitcoin refers to bitcoin that can be purchased immediately.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of Index returns and Index volatility (how much the value of the Index moves up and down from day-to-day) on your holding period return. Index volatility has a negative impact on Fund returns. During periods of higher Index volatility, the Index volatility may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of Index volatility and Index return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller Index gains or losses and higher Index volatility. Your return will tend to be better than the Daily Target when there are larger Index gains or losses and lower Index volatility. You may lose money when the Index return is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized Index volatility and Index returns to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical Index return for a one-year period. Each column corresponds to a level of hypothetical annualized Index volatility. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the annual Index return were 20%. However, as the table shows, with a one-year Index return of 20% and an annualized Index volatility of 50%, the Fund could be expected to return -35.1%.

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Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-90%	90%	890.0%	839.4%	678.8%	469.8%	267.9%
-80%	80%	395.0%	369.7%	289.4%	184.9%	83.9%
-70%	70%	230.0%	213.1%	159.6%	89.9%	22.6%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
70%	-70%	-41.8%	-44.7%	-54.2%	-66.5%	-78.4%
80%	-80%	-45.0%	-47.8%	-56.7%	-68.3%	-79.6%
90%	-90%	-47.9%	-50.6%	-59.0%	-70.0%	-80.6%
100%	-100%	-50.5%	-53.0%	-61.1%	-71.5%	-81.6%
‘
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The Index’s annualized historical volatility rate for the five-year period ended May 31, 2024 was 64.83%. The Index’s highest May to May volatility rate during the five-year period was 79.54% (May 29, 2020). The Index’s annualized total return performance for the five-year period ended May 31, 2024 was 51.35%. Historical Index volatility and performance do not predict future Index volatility and performance.
For more information, including additional graphs and charts demonstrating the effects of Index volatility and Index return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Bitcoin Market Volatility Risk – The prices of bitcoin and bitcoin futures have historically been highly volatile. The value of the Fund’s inverse exposure to bitcoin futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of bitcoin and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including bitcoin over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for bitcoin. These episodes of rapid price appreciation followed by

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steep drawdowns have occurred multiple times throughout bitcoin’s history, including in 2011, 2013-2014, and 2017-2018, before repeating again in 2021-2022. In 2023 and over the course of 2024, bitcoin prices have continued to exhibit extreme volatility. Such volatility is expected to persist.
●Liquidity Risk — The market for the bitcoin futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of bitcoin futures, which could decrease the correlation between the performance of bitcoin futures and spot bitcoin.
●Bitcoin Futures Risk – The market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. The price for bitcoin futures contracts is based on a number of factors, including the supply of and the demand for bitcoin futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for bitcoin futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to bitcoin futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like bitcoin futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of bitcoin futures contracts, in general, has historically been highly correlated to the performance of bitcoin. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of bitcoin futures contracts and decrease the correlation between the performance of bitcoin futures contracts and bitcoin, over short or even long-term periods. In the event that there are persistent disconnects between bitcoin and bitcoin futures, the Fund may not be able to obtain the desired inverse exposure and may not be able to achieve its investment objective.
Moreover, price differences between bitcoin and bitcoin futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in bitcoin, including larger losses or smaller gains.
●Cost of Futures Investment Risk – As discussed above, when a bitcoin futures contract is nearing expiration, the Fund will “roll” the futures contract. This means it will generally exit its position in such contract and enter into a new position in a bitcoin futures contract with a later expiration date. When rolling short futures contracts that are in backwardation, the Fund will close its short position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. Backwardation in the bitcoin futures market may have a significant adverse impact on the performance of the Fund. Both contango and backwardation may cause bitcoin futures to perform differently than spot bitcoin and may limit or prevent the Fund from achieving its investment objective.
●Bitcoin Futures Capacity Risk – If the Fund’s ability to obtain exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain inverse exposure to bitcoin futures contracts will cause the Fund’s performance to deviate from the performance of bitcoin and bitcoin futures. Additionally, the ability of the Fund to obtain inverse exposure to bitcoin futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Bitcoin Risk – Bitcoin is a relatively new innovation and is subject to unique and substantial risks. The market for bitcoin is subject to rapid price swings, changes and uncertainty.
The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the

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acceptance of bitcoin may adversely affect the price and liquidity of bitcoin. The widespread adoption of a competing digital asset or blockchain may result in a reduction in demand for bitcoin. A significant portion of the demand for bitcoin may be the result of speculation. Such speculation regarding the potential future appreciation in the price of bitcoin may artificially inflate or deflate the price of bitcoin and increase volatility. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact digital asset trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to execute extensive attacks, manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of bitcoin.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation, and are highly fragmented. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of bitcoin. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin Network.
As a result, events that are not necessarily related to the security or utility of bitcoin can nonetheless cause significant volatility in the price of bitcoin (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). Alternatively, legal or regulatory changes may increase the acceptance and adoption of bitcoin. The realization of any of these risks could result in increased volatility and in some instances could result in a sharp increase in the value of bitcoin.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has a significant portion of its value in bitcoin futures. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the bitcoin futures held by the Fund and bitcoin may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value

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of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining inverse exposure to bitcoin futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on bitcoin futures contracts. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. In addition, the Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.   Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting the Fund’s website (www.proshares.com).
Annual Returns as of December 31

0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-66.18%
2023

Best Quarter	(ended	9/30/2023	):	13.00%
Worst Quarter	(ended	3/31/2023	):	-47.82%
Year-to-Date	(ended	6/30/2024	):	-34.98%
Average Annual Total Returns
As of December 31, 2023
	One Year	Since Inception	Inception Date
Before Tax	-66.18%	-51.26%	6/19/2022
After Taxes on Distributions	-66.51%	-51.57%	—
After Taxes on Distributions and Sale of Shares	-39.10%	-37.14%	—
Bloomberg Bitcoin Index[1]	153.85%	57.95%	—
S&P 500® Index[2]	26.29%	18.77%	—
1
Reflects no deduction for fees, expenses or taxes. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
2
Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by issuers in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are

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not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Short Ether ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Bloomberg Ethereum Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to the inverse (-1x) of the price of ether. The Fund does not directly short ether.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve the inverse (-1x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	0.08%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.03%
Fee Waiver/Reimbursement[2]	-0.08%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%
1
Other Expenses include 0.08% of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
2
ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive fees or reimburse the amount of any interest expense incurred in connection with investments in reverse repurchase agreements and any net fees charged by futures commission merchants through September 30, 2025. After such date, the expense limitation may be terminated or revised by ProShare Advisors.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$320	$561	$1,252
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2024, the Fund’s annual portfolio turnover rate was 0% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to the inverse (-1x) of the price of ether. The Fund does not directly short ether.
Ether is a digital asset. The ownership and operation of ether is determined by participants in an online, peer-to-peer network sometimes referred to as the “Ethereum Network.” The Ethereum Network connects computers that run publicly accessible, or “open source,” software that follows the rules

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and procedures governing the Ethereum Network. This is commonly referred to as the Ethereum Protocol (and is described in more detail in the section entitled “The Ethereum Protocol” in the Fund’s Prospectus).
The value of ether is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of ether. Ownership and transaction records for ether are protected through public-key cryptography. The supply of ether is determined by the Ethereum Protocol. No single entity owns or operates the Ethereum Network. The Ethereum Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Ethereum Protocol and the software that enforces the Protocol and (3) users who choose which version of the Ethereum software to run. From time to time, the developers suggest changes to the Ethereum software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the Ethereum software, may be created. This is often referred to as a “fork.” The price of the ether futures contracts in which the Fund invests may reflect the impact of these forks.
The Index is designed to measure the performance of a single ether traded in USD and seeks to provide a proxy for the ether market. The Index price is a composite of U.S. dollar-ether trading activity reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “ETHEREUM”.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as ether. These derivatives principally include:
○Ether Futures Contracts – Standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month ether futures.
In order to obtain inverse or “short” exposure, the Fund intends to enter into cash-settled ether futures contracts as the “seller.” In simplest terms, in a cash-settled futures market the seller pays the counterparty if the price of a futures contract goes up and receives cash from the counterparty if the price of the futures contract goes down. The Fund may also invest in back-month ether futures contracts. Front-month ether futures contracts are those contracts with the shortest time to maturity. Back-month ether futures contracts are those with longer times to maturity.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
In order to maintain its inverse exposure to the Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling short futures contracts that are in backwardation, the Fund will close its short position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence

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of backwardation would be expected to adversely affect the performance of the Fund.
Conversely, futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling short futures contracts that are in contango, the Fund will close its short position by buying the expiring contract at a relatively lower price and selling a longer-dated contract at a relatively higher price. The presence of contango may positively affect the performance of the Fund.
The Fund expects to gain inverse exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains short exposure to ether in a manner designed to provide inverse exposure to the single day returns of the Index. The Fund does not directly short ether. Investors seeking to short ether directly should consider an investment other than the Fund. While the performance of ether futures contracts, in general, has historically been highly correlated to the performance of “spot” ether, there can be no guarantee that this will continue. “Spot” ether refers to ether that can be purchased immediately.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns. If the level of the Index approaches a 100% increase at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of Index returns and Index volatility (how much the value of the Index moves up and down from day-to-day) on your holding period return. Index volatility has a negative impact on Fund returns. During periods of higher Index volatility, the Index volatility may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of Index volatility and Index return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller Index gains or losses and higher Index volatility. Your return will tend to be better than the Daily Target when there are larger Index gains or losses and lower Index volatility. You may lose money when the Index return is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized Index volatility and Index returns to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical Index return for a one-year period. Each column corresponds to a level of hypothetical annualized Index volatility. For example, the Fund may mistakenly be expected to achieve a -20% return on a yearly basis if the

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annual Index return were 20%. However, as the table shows, with a one-year Index return of 20% and an annualized Index volatility of 50%, the Fund could be expected to return -35.1%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Inverse (-1x) of the One Year Index	10%	25%	50%	75%	100%
-90%	90%	890.0%	839.4%	678.8%	469.8%	267.9%
-80%	80%	395.0%	369.7%	289.4%	184.9%	83.9%
-70%	70%	230.0%	213.1%	159.6%	89.9%	22.6%
-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%
-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%
-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%
-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%
-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%
-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%
30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%
40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%
60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%
70%	-70%	-41.8%	-44.7%	-54.2%	-66.5%	-78.4%
80%	-80%	-45.0%	-47.8%	-56.7%	-68.3%	-79.6%
90%	-90%	-47.9%	-50.6%	-59.0%	-70.0%	-80.6%
100%	-100%	-50.5%	-53.0%	-61.1%	-71.5%	-81.6%
‘
Assumes: (a) no dividends paid with respect to securities included in the Index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain inverse exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The Index’s annualized historical volatility rate for the five-year period ended May 31, 2024 was 81.42%. The Index’s highest May to May volatility rate during the five-year period was 101.16% (May 28, 2021). The Index’s annualized total return performance for the five-year period ended May 31, 2024 was 70.45%. Historical Index volatility and performance do not predict future Index volatility and performance.
For more information, including additional graphs and charts demonstrating the effects of Index volatility and Index return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Leverage Risk — Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Index.
●Ether Market Volatility Risk – The prices of ether and ether futures have historically been highly volatile. The value of the Fund’s inverse exposure to ether futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of ether and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including ether over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for ether. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout ether’s history, including in 2017-2018 and 2021-2022. During 2023 and 2024, ether prices have continued to exhibit extreme volatility. Such volatility may persist.
●Liquidity Risk — The market for the ether futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of ether futures, which could decrease the correlation between the performance of ether futures and spot ether.

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●Ether Futures Risk – The market for ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to ether futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like ether futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of ether futures contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of ether futures contracts and decrease the correlation between the performance of ether futures contracts and ether, over short or even long-term periods. In the event that there are persistent disconnects between ether and ether futures, the Fund may not be able to obtain the desired inverse exposure and may not be able to achieve its investment objective.
In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether. To the extent the Fund is invested in back-month ether future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of ether. Moreover, price differences between ether and ether futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in ether, including larger losses or smaller gains.
●Cost of Futures Investment Risk – As discussed above, when a ether futures contract is nearing expiration, the Fund will “roll” the futures contract. This means it will generally exit its position in such contract and enter into a new position in a ether futures contract with a later expiration date. When rolling short futures contracts that are in backwardation, the Fund will close its short position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. Backwardation in the ether futures market may have a significant adverse impact on the performance of the Fund. Both contango and backwardation may cause ether futures to perform differently than spot ether and may limit or prevent the Fund from achieving its investment objective.
●Ether Futures Capacity Risk – If the Fund’s ability to obtain exposure to ether futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the ether futures market, a disruption to the ether futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain inverse exposure to ether futures contracts will cause the Fund’s performance to deviate from the performance of ether and ether futures. Additionally, the ability of the Fund to obtain inverse exposure to ether futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Ether Risk – The Fund’s investments in ether futures contracts exposes the Fund to the risks associated with an investment in ether because the price of ether futures is substantially based on the price of ether. Ether is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for ether may be the result of speculation. Consequently, the value of ether has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of ether may artificially inflate or deflate the price of ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked

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ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether and these holders may have the ability to manipulate the price of ether.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
Legal or regulatory changes may increase the acceptance and adoption of ether. In addition, digital asset trading venues and other participants may have significant exposure to other digital assets. Instability in the price, availability, or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Ethereum Network. As a result, events that are not necessarily related to the security or utility of ether can nonetheless cause a significant increase in the volatility of ether (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). The realization of any of these risks could result in increased volatility and in some instances could result in a sharp increase in the value of ether and ether futures.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has a significant portion of its value in ether futures. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the ether futures held by the Fund and ether may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation

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and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining inverse exposure to ether futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on ether futures contracts. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Man
ager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Ultra Bitcoin ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Bloomberg Bitcoin Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to two times (2x) the price of bitcoin. The Fund does not invest directly in bitcoin.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.95%
1
“Other Expenses” are estimated.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2024, the Fund’s annual portfolio turnover rate was 0% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times (2x) the price of bitcoin. The Fund does not invest directly in bitcoin.
Bitcoin is a digital asset. The ownership and operation of bitcoin is determined by participants in an online, peer-to-peer network sometimes referred to as the “Bitcoin Network”. The Bitcoin Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin Network. This is commonly referred to as the Bitcoin Protocol (and is described in more detail in the section entitled “The Bitcoin Protocol” in the Fund’s Prospectus). Bitcoin may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this Prospectus, the adoption of bitcoin for these purposes has been limited and bitcoin presently is not widely accepted as a means of payment.
The value of bitcoin is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of bitcoin. Ownership and transaction

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records for bitcoin are protected through public-key cryptography. The supply of bitcoin is determined by the Bitcoin Protocol. No single entity owns or operates the Bitcoin Network. The Bitcoin Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the protocol and (3) users who choose which version of the bitcoin software to run. From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a “fork.” The value of the Fund may reflect the impact of these forks.
The Index is designed to measure the performance of a single bitcoin traded in USD and seeks to provide a proxy for the bitcoin market. The Index price is a composite of U.S. dollar-bitcoin trading activities reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “BITCOIN”.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as bitcoin. These derivatives principally include:
○Swap Agreements – The Fund typically enters into swap agreements that provide exposure to bitcoin. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark, such as exchange-traded funds (“ETFs”) or indexes. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. As of the date of this Prospectus, it is expected that the Fund will gain swap exposure to bitcoin by entering into one or more swap agreements that use a single U.S.-traded ETF that holds spot bitcoin (each a “Spot Bitcoin ETF”) as a reference asset. The Fund may have exposure to bitcoin through swap transactions that provide exposure to only a single Spot Bitcoin ETF or may enter into transactions that when combined provide the Fund with exposure to multiple Spot Bitcoin ETFs. The Fund may have exposure to a single Spot ETF for extended periods of time. A Spot Bitcoin ETF used as a reference asset for one or more of the Fund’s swap transactions may change at any time based on a variety of factors, including counterparty terms; market conditions; and the fees, performance, and liquidity of those Spot Bitcoin ETFs.
○Bitcoin Futures Contracts – In certain circumstances, for example, if the Fund is unable to obtain the desired exposure to bitcoin using swap agreements, the Fund may obtain exposure to bitcoin through standardized, cash-settled bitcoin futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month bitcoin futures. Front-month bitcoin futures contracts are those contracts with the shortest time to maturity.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
●Reverse Repurchase Agreements – When the Fund invests in bitcoin futures contracts, the Fund may engage in reverse repurchase agreements, a form of borrowing or leverage, and use the proceeds to help achieve the Fund’s investment objective.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a

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result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
In order to maintain its exposure to bitcoin futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund expects to gain leveraged exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets in the subsidiary at each quarter end of the Fund’s tax year. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains leveraged exposure to bitcoin in a manner designed to provide leveraged exposure to the single day returns of the Index. The Fund does not directly buy bitcoin. Investors seeking exposure to bitcoin directly should consider an investment other than the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of Index returns and Index volatility (how much the value of the Index moves up and down from day-to-day) on your holding period return. Index volatility has a negative impact on Fund returns. During periods of higher Index volatility, the Index volatility may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of Index volatility and Index return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller Index gains or losses and higher Index volatility. Your return will tend to be better than the Daily Target when there are larger Index gains or losses and lower Index volatility. You may lose money when the Index return is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized Index volatility and Index returns to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical Index return for a one-year period. Each column corresponds to a level of hypothetical annualized Index volatility. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual Index return were -20%. However, as the table

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shows, with a one-year Index return of -20% and an annualized Index volatility of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times (2x) the One Year Index	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The Index’s annualized historical volatility rate for the five-year period ended May 31, 2024 was 64.83%. The Index’s highest May to May volatility rate during the five-year period was 79.54% (May 29, 2020). The Index’s annualized total return performance for the five-year period ended May 31, 2024 was 51.35%. Historical Index volatility and performance do not predict future Index volatility and performance.
For more information, including additional graphs and charts demonstrating the effects of Index volatility and Index return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF, including a Spot Bitcoin ETF, as the reference asset, the Fund will be subject to the risks of that ETF, including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. In particular, the index a Spot Bitcoin ETF uses to value its investments may be different from the Fund’s Index. Information about Spot Bitcoin ETFs provided to or filed with the SEC by a Spot Bitcoin ETF can be located by reference to the Spot Bitcoin ETF’s SEC file number through the SEC’s website at www.sec.gov. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
Counterparties may impose margin requirements, exposure limits, and collateral requirements that may limit the Fund’s ability to achieve its desired leveraged exposure to bitcoin. In addition, the Fund has a limited number of counterparties, which may limit the ability of the Fund to obtain leveraged exposure to bitcoin. Moreover, the Fund generally structures its agreements so that the Fund or the counterparty can terminate the contract at any time without penalty. This means there is a risk that the Fund’s counterparties may terminate the Fund’s swap agreements and no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund that provide sufficient leveraged exposure to bitcoin. As an example, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its Daily Target. If the Fund cannot obtain sufficient leveraged exposure to bitcoin, the Fund will not meet its Daily Target.
●Bitcoin Market Volatility Risk – The prices of bitcoin have historically been highly volatile. The value of the Fund’s leveraged exposure to bitcoin – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of bitcoin and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including bitcoin over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for bitcoin. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout

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bitcoin’s history, including in 2011, 2013-2014, and 2017-2018, before repeating again in 2021-2022. In 2023 and over the course of 2024, bitcoin prices have continued to exhibit extreme volatility. Such volatility is expected to persist.
●Liquidity Risk — The market for the bitcoin futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of bitcoin futures, which could decrease the correlation between the performance of bitcoin futures and spot bitcoin.
●Bitcoin Futures Risk – The market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. The price for bitcoin futures contracts is based on a number of factors, including the supply of and the demand for bitcoin futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for bitcoin futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to bitcoin futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like bitcoin futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of bitcoin futures contracts, in general, has historically been highly correlated to the performance of bitcoin. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of bitcoin futures contracts and decrease the correlation between the performance of bitcoin futures contracts and bitcoin, over short or even long-term periods. In the event that there are persistent disconnects between bitcoin and bitcoin futures, the Fund may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective.
Moreover, price differences between bitcoin and bitcoin futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in bitcoin, including larger losses or smaller gains.
●Cost of Futures Investment Risk – As discussed above, when a bitcoin futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a bitcoin futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling bitcoin futures is typically substantially higher than the price difference associated with rolling other futures contracts. Bitcoin futures have historically experienced extended periods of contango. Contango in the bitcoin futures market may have a significant adverse impact on the performance of the Fund and may cause bitcoin futures and the Fund to underperform spot bitcoin. Both contango and backwardation would reduce the Fund’s correlation to spot bitcoin and may limit or prevent the Fund from achieving its investment objective.
●Bitcoin Futures Capacity Risk – If the Fund’s ability to obtain exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to bitcoin futures contracts will cause the Fund’s performance to deviate from the performance of bitcoin and bitcoin futures. Additionally, the ability of the Fund to obtain leveraged exposure to bitcoin futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the

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end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Bitcoin Risk – Bitcoin is a relatively new innovation and is subject to unique and substantial risks. The market for bitcoin is subject to rapid price swings, changes and uncertainty.
The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price and liquidity of bitcoin. The widespread adoption of a competing digital asset or blockchain may result in a reduction in demand for bitcoin. A significant portion of the demand for bitcoin may be the result of speculation. Such speculation regarding the potential future appreciation in the price of bitcoin may artificially inflate or deflate the price of bitcoin and increase volatility. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact digital asset trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to execute extensive attacks, manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of bitcoin.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation, and are highly fragmented. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of bitcoin. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin Network. As a result, events that are not necessarily related to the security or utility of bitcoin can nonetheless cause a significant decline in the price of bitcoin (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022).
The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin and the Fund. Finally, the creation of a “fork” (as described above) or a substantial giveaway of bitcoin (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of bitcoin and the Fund.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has a significant exposure to bitcoin. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. The Fund may have significant exposure to a single Spot Bitcoin ETF that serves as the reference asset on a swap entered into by the Fund. As a result the Fund will be more susceptible to an adverse market, economic or regulatory event affecting such Spot Bitcoin ETF.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.

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●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, bitcoin may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining leveraged exposure to bitcoin futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on bitcoin futures contracts. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares Ultra Ether ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Bloomberg Ethereum Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to two times (2x) the price of ether. The Fund does not invest directly in ether.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index when the Index rises on a given day. Conversely, it should lose approximately two times as much as the Index when the Index falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
The Fund’s ability to obtain leveraged exposure is limited at each tax quarter-end (e.g., April 30, 2025, July 31, 2025, October 31, 2025, January 30, 2026). As a result, the Fund may or may not meet its investment objective on those days. The level of leveraged exposure the Fund seeks to have on these dates may be significantly lower than its Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	0.06%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.01%
Fee Waiver/Reimbursement[2]	-0.07%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.94%
1
“Other Expenses” are estimated and include 0.06% of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.94% through September 30, 2025. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
$96	$315
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are

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not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times (2x) the price of ether. The Fund does not invest directly in ether.
Ether is a digital asset. The ownership and operation of ether is determined by participants in an online, peer-to-peer network sometimes referred to as the “Ethereum Network.” The Ethereum Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Ethereum Network. This is commonly referred to as the Ethereum Protocol (and is described in more detail in the section entitled “The Ethereum Protocol” in the Fund’s Prospectus).
The value of ether is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of ether. Ownership and transaction records for ether are protected through public-key cryptography. The supply of ether is determined by the Ethereum Protocol. No single entity owns or operates the Ethereum Network. The Ethereum Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Ethereum Protocol and the software that enforces the Protocol and (3) users who choose which version of the Ethereum software to run. From time to time, the developers suggest changes to the Ethereum software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the Ethereum software, may be created. This is often referred to as a “fork.” The price of the ether futures contracts in which the Fund invests may reflect the impact of these forks.
The Index is designed to measure the performance of a single ether traded in USD and seeks to provide a proxy for the ether market. The Index price is a composite of U.S. dollar-ether trading activity reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “ETHEREUM”.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as ether. These derivatives principally include:
○Swap Agreements – The Fund may enter into swap agreements that provide exposure to ether. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark, such as exchange-traded funds (“ETFs”) or indexes. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. As of the date of this Prospectus, it is expected that the Fund will gain swap exposure to ether by entering into one or more swap agreements that use a single U.S.-traded ETF that holds spot ether (each a “Spot Ether ETF”) as a reference asset. The Fund may have exposure to ether through swap transactions that provide exposure to only a single Spot Ether ETF or may enter into transactions that when combined provide the Fund with exposure to multiple Spot Ether ETFs. The Fund may have exposure to a single Spot Ether ETFs for extended periods of time. A Spot Ether ETF used as a reference asset for one or more of the Fund’s swap transactions may change at any time based on a variety of factors, including counterparty terms; market conditions; and the fees, performance, and liquidity of those Spot Ether ETFs.
○Ether Futures Contracts – Standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month ether futures. The Fund may also invest in back-month ether futures contracts. Front-month ether futures contracts are those contracts with the shortest time to maturity. Back-month ether futures contracts are those with longer times to maturity.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other

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money market instruments, agrees to buy the securities back at a specified time and price.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
In order to maintain its exposure to ether futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This is often referred to as “rolling” a futures contract. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund expects to gain leveraged exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets (including any borrowings) in the subsidiary at each quarter end of the Fund’s tax year. As a result, the Fund may be required to dispose of a portion of its futures contracts, may or may not be able to obtain leveraged expo sure consistent with its Daily Target, and may or may not meet its investment objective as of the end of each tax quarter (e.g., April 30, 2025, July 31, 2025, October 31, 2025, January 30, 2026). The level of leveraged exposure the Fund seeks to have on these dates may be significantly lower than the Fund’s Daily Target. Exceeding the 25% limit may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains leveraged exposure to ether in a manner designed to provide leveraged exposure to the single day returns of the Index. The Fund does not directly buy ether. Investors seeking exposure to ether directly should consider an investment other than the Fund.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% loss at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
The Fund’s ability to obtain leveraged exposure is limited at each tax quarter-end (e.g., April 30, 2025, July 31, 2025, October 31, 2025, January 30, 2026) by the Fund’s intention to qualify for RIC treatment. As a result, the Fund may or may not be able to obtain leveraged exposure consistent with its Daily Target and may or may not meet its investment objective on those days. The level of leveraged exposure the Fund seeks to have on these dates may be significantly lower than its Daily Target. The Fund intends to post on its website the approximate level of leveraged exposure it seeks to have at tax quarter-end after close of business on the business day prior to the Fund’s tax quarter-end (e.g., April 29, 2025, July 30, 2025, October 30, 2025, January 29, 2026).
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of Index returns and Index volatility (how much the value of the Index moves up and down from day-to-day) on your holding period return. Index volatility has a negative impact on Fund returns. During periods of higher Index volatility, the Index

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volatility may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of Index volatility and Index return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller Index gains or losses and higher Index volatility. Your return will tend to be better than the Daily Target when there are larger Index gains or losses and lower Index volatility. You may lose money when the Index return is flat (i.e., close to zero) and you may lose money when the Index rises.
The table uses hypothetical annualized Index volatility and Index returns to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. In addition, the table does not reflect the effect of any reduction in the Fund’s leveraged exposure at each tax quarter-end.
Each row corresponds to the level of a hypothetical Index return for a one-year period. Each column corresponds to a level of hypothetical annualized Index volatility. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual Index return were -20%. However, as the table shows, with a one-year
Index return of -20% and an annualized Index volatility of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two Times (2x) the One Year Index	10%	25%	50%	75%	100%
-90%	-180%	-99.0%	-99.1%	-99.2%	-99.4%	-99.6%
-80%	-160%	-96.0%	-96.2%	-96.9%	-97.7%	-98.5%
-70%	-140%	-91.1%	-91.5%	-93.0%	-94.9%	-96.7%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
70%	140%	186.1%	171.5%	125.1%	64.7%	6.3%
80%	160%	220.8%	204.4%	152.3%	84.6%	19.2%
90%	180%	257.4%	239.1%	181.1%	105.7%	32.8%
100%	200%	296.0%	275.8%	211.5%	127.9%	47.2%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.

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The Index’s annualized historical volatility rate for the five-year period ended May 31, 2024 was 81.42%. The Index’s highest May to May volatility rate during the five-year period was 101.16% (May 28, 2021). The Index’s annualized total return performance for the five-year period ended May 31, 2024 was 70.45%. Historical Index volatility and performance do not predict future Index volatility and performance.
For more information, including additional graphs and charts demonstrating the effects of Index volatility and Index return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
As an example, as a result of the Fund’s intention to qualify as a RIC, the Fund may be unable to rebalance all or a portion of its investments at each tax quarter-end (e.g., April 30, 2025, July 31, 2025, October 31, 2025, January 30, 2026), if doing so would require the Fund to hold more than 25% of its total assets in its subsidiary. Consequently, at each tax quarter-end, the Fund may or may not be able to meet its investment objective on those days and the level of leveraged exposure the Fund seeks to have on these dates may be significantly lower than the Fund’s Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF, including a Spot Ether ETF, as the reference asset, the Fund will be subject to the risks of that ETF, including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. In particular, the index a Spot Ether ETF uses to value its investments may be different from the Fund’s Index. Information about Spot Ether ETFs provided to or filed with the SEC by a Ether ETF can be located by reference to the Spot Ether ETF’s SEC file number through the SEC’s website at www.sec.gov.
Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Ether Market Volatility Risk – The prices of ether have historically been highly volatile. The value of the Fund’s leveraged exposure to ether – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of ether and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including ether over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for ether. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout ether’s history, including in 2017-2018 and 2021-2022. During 2023 and 2024, ether prices have continued to exhibit extreme volatility. Such volatility may persist.
●Liquidity Risk — The market for the ether futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of ether futures, which could decrease the correlation between the performance of ether futures and spot ether.
●Ether Futures Risk – The market for ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements,

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availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to ether futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like ether futures may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of ether futures contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of ether futures contracts and decrease the correlation between the performance of ether futures contracts and ether, over short or even long-term periods. In the event that there are persistent disconnects between ether and ether futures, the Fund may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective.
In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether. To the extent the Fund is invested in back-month ether future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of ether. Moreover, price differences between ether and ether futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in ether, including larger losses or smaller gains.
●Cost of Futures Investment Risk – As discussed above, when a ether futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a ether futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling ether futures is typically substantially higher than the price difference associated with rolling other futures contracts. Ether futures have historically experienced extended periods of contango. Contango in the ether futures market may have a significant adverse impact on the performance of the Fund and may cause ether futures and the Fund to underperform spot ether. Both contango and backwardation would reduce the Fund’s correlation to spot ether and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
●Ether Futures Capacity Risk – If the Fund’s ability to obtain exposure to ether futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the ether futures market, a disruption to the ether futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may or may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to ether futures contracts may cause the Fund’s performance to deviate from the Daily Target.
Additionally, as noted above, the ability of the Fund to obtain leveraged exposure to ether futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. As a result, the Fund may or may not be able to obtain leveraged exposure consistent with its Daily Target and may or may not meet its investment objective on the last business day of each tax quarter (e.g., April 30, 2025, July 31, 2025, October 31, 2025, January 30, 2026). Exceeding this amount on such dates would have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Ether Risk – The Fund’s investments in ether futures contracts exposes the Fund to the risks associated with an investment in ether because the price of ether futures is substantially based on the price of ether. Ether is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for ether may be the result of speculation. Consequently, the value of ether has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of ether may artificially inflate or deflate the price of ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked

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ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether and these holders may have the ability to manipulate the price of ether.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. For example, if ether were determined to be or were expected to be determined to be a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in ether, trading in ether futures may become significantly more volatile and/or completely halted, and the value of an investment in the Fund could decline significantly and without warning, including to zero.
In addition, digital asset trading venues and other participants may have significant exposure to other digital assets. Instability in the price, availability, or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Ethereum Network. As a result, events that are not necessarily related to the security or utility of ether can nonetheless cause a significant decline in the price of ether (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022).
The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, ether futures, and the Fund.
Finally, the creation of a “fork” (as described above) or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether, ether futures, and the Fund. A fork may be intentional, such as the ’Merge.’ The ’Merge’ refers to protocol changes altering the method by which transactions are validated.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has significant exposure to ether. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. The Fund may have significant exposure to a single Spot Ether ETF that serves as the reference asset on a swap entered into by the Fund. As a result the Fund will be more susceptible to an adverse market, economic or regulatory event affecting such Spot Ether ETF.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices

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may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, ether may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining leveraged exposure to ether futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on ether futures contracts. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●New Fund Risk — The Fund recently commenced operations, has a limited operating history, and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares UltraShort Bitcoin ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Bloomberg Bitcoin Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to two times the inverse (-2x) of the price of bitcoin. The Fund does not directly short bitcoin.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.95%
1
“Other Expenses” are estimated.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2024, the Fund’s annual portfolio turnover rate was 0% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times the inverse (-2x) of the price of bitcoin. The Fund does not directly short bitcoin.
Bitcoin is a digital asset. The ownership and operation of bitcoin is determined by participants in an online, peer-to-peer network sometimes referred to as the “Bitcoin Network”. The Bitcoin Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin Network. This is commonly referred to as the Bitcoin Protocol (and is described in more detail in the section entitled “The Bitcoin Protocol” in the Fund’s Prospectus). Bitcoin may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this Prospectus, the adoption of bitcoin for these purposes has been limited and bitcoin presently is not widely accepted as a means of payment.
The value of bitcoin is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate trading of bitcoin. Ownership and transaction

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records for bitcoin are protected through public-key cryptography. The supply of bitcoin is determined by the Bitcoin Protocol. No single entity owns or operates the Bitcoin Network. The Bitcoin Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the protocol and (3) users who choose which version of the bitcoin software to run. From time to time, the developers suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a “fork.” The value of the Fund may reflect the impact of these forks.
The Index is designed to measure the performance of a single bitcoin traded in USD and seeks to provide a proxy for the bitcoin market. The Index price is a composite of U.S. dollar-bitcoin trading activities reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “BITCOIN”.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as bitcoin. These derivatives principally include:
○Swap Agreements – The Fund typically enters into swap agreements that provide exposure to bitcoin. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark, such as exchange-traded funds (“ETFs”) or indexes. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. As of the date of this Prospectus, it is expected that the Fund will gain swap exposure to bitcoin by entering into one or more swap agreements that use a single U.S.-traded ETF that holds spot bitcoin (each a “Spot Bitcoin ETF”) as a reference asset. The Fund may have exposure to bitcoin through swap transactions that provide exposure to only a single Spot Bitcoin ETF or may enter into transactions that when combined provide the Fund with exposure to multiple Spot Bitcoin ETFs. The Fund may have exposure to a single Spot ETF for extended periods of time. A Spot Bitcoin ETF used as a reference asset for one or more of the Fund’s swap transactions may change at any time based on a variety of factors, including counterparty terms; market conditions; and the fees, performance, and liquidity of those Spot Bitcoin ETFs.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains short exposure to bitcoin in a manner designed to provide inverse leveraged

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exposure to the single day returns of the Index. The Fund does not directly short bitcoin. Investors seeking to short bitcoin directly should consider an investment other than the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of Index returns and Index volatility (how much the value of the Index moves up and down from day-to-day) on your holding period return. Index volatility has a negative impact on Fund returns. During periods of higher Index volatility, the Index volatility may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of Index volatility and Index return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller Index gains or losses and higher Index volatility. Your return will tend to be better than the Daily Target when there are larger Index gains or losses and lower Index volatility. You may lose money when the Index return is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized Index volatility and Index returns to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical Index return for a one-year period. Each column corresponds to a level of hypothetical annualized Index volatility. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual Index return were 20%. However, as the table shows, with a one-year Index return of 20% and an annualized Index volatility of 50%, the Fund could be expected to return -67.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two times the inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The Index’s annualized historical volatility rate for the five-year period ended May 31, 2024 was 64.83%. The Index’s highest May to May volatility rate during the five-year period was 79.54% (May 29, 2020). The Index’s annualized total return performance for the five-year period ended May 31, 2024 was 51.35%. Historical Index volatility and performance do not predict future Index volatility and performance.
For more information, including additional graphs and charts demonstrating the effects of Index volatility and Index return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.

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●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF, including a Spot Bitcoin ETF, as the reference asset, the Fund will be subject to the risks of that ETF, including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. In particular, the index a Spot Bitcoin ETF uses to value its investments may be different from the Fund’s Index. Information about Spot Bitcoin ETFs provided to or filed with the SEC by a Spot Bitcoin ETF can be located by reference to the Spot Bitcoin ETF’s SEC file number through the SEC’s website at www.sec.gov. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
Counterparties may impose margin requirements, exposure limits, and collateral requirements that may limit the Fund’s ability to achieve its desired inverse leveraged exposure to bitcoin. In addition, the Fund has a limited number of counterparties, which may limit the ability of the Fund to obtain inverse leveraged exposure to bitcoin. Moreover, the Fund generally structures its agreements so that the Fund or the counterparty can terminate the contract at any time without penalty. This means there is a risk that the Fund’s counterparties may terminate the Fund’s swap agreements and no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund that provide sufficient inverse leveraged exposure to bitcoin. As an example, if the Index has a dramatic intraday move, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its Daily Target. If the Fund cannot obtain sufficient inverse leveraged exposure to bitcoin, the Fund will not meet its Daily Target.
●Bitcoin Market Volatility Risk – The price of bitcoin has historically been highly volatile. The value of the Fund’s inverse leveraged exposure to bitcoin – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of bitcoin and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including bitcoin over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for bitcoin. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout bitcoin’s history, including in 2011, 2013-2014, and 2017-2018, before repeating again in 2021-2022. In 2023 and over the course of 2024, bitcoin prices have continued to exhibit extreme volatility. Such volatility is expected to persist.
●Bitcoin Risk – Bitcoin is a relatively new innovation and is subject to unique and substantial risks. The market for bitcoin is subject to rapid price swings, changes and uncertainty.
The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price and liquidity of bitcoin. The widespread adoption of a competing digital asset or blockchain may result in a reduction in demand for bitcoin. A significant portion of the demand for bitcoin may be the result of speculation. Such speculation regarding the potential future appreciation in the price of bitcoin may artificially inflate or deflate the price of bitcoin and increase volatility. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact digital asset trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to execute extensive attacks, manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of bitcoin.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation, and are highly fragmented. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of bitcoin. In addition, digital asset trading venues, bitcoin miners, and other

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participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin Network.
As a result, events that are not necessarily related to the security or utility of bitcoin can nonetheless cause significant volatility in the price of bitcoin (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). Alternatively, legal or regulatory changes may increase the acceptance and adoption of bitcoin. The realization of any of these risks could result in increased volatility and in some instances could result in a sharp increase in the value of bitcoin.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has a significant exposure to bitcoin. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. The Fund may have significant exposure to a single Spot Bitcoin ETF that serves as the reference asset on a swap entered into by the Fund. As a result the Fund will be more susceptible to an adverse market, economic or regulatory event affecting such Spot Bitcoin ETF.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, bitcoin may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask

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spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective
ProShares UltraShort Ether ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the Bloomberg Ethereum Index (the “Index”).
In this manner, the Fund seeks daily returns that correspond to two times the inverse (-2x) of the price of ether. The Fund does not directly short ether.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as the Index loses when the Index falls on a given day. Conversely, it should lose approximately two times as much as the Index gains when the Index rises on a given day. The Fund does not seek to achieve two times the inverse (-2x) of the daily performance of the Index (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
The Fund’s ability to obtain inverse leveraged exposure is limited at each tax quarter-end (e.g., April 30, 2025, July 31, 2025, October 31, 2025, January 30, 2026). As a result, the Fund may or may not meet its investment objective on those days. The level of inverse leveraged exposure the Fund seeks to have on these dates may be significantly lower than its Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses[1]	0.06%
Total Annual Fund Operating Expenses	1.01%
1
“Other Expenses” are estimated and include 0.06% of interest expense and fees charged by futures commission merchants incurred in the course of implementing the Fund’s strategy.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
$103	$322
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

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Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times the inverse (-2x) of the price of ether. The Fund does not directly short ether.
Ether is a digital asset. The ownership and operation of ether is determined by participants in an online, peer-to-peer network sometimes referred to as the “Ethereum Network.” The Ethereum Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Ethereum Network. This is commonly referred to as the Ethereum Protocol (and is described in more detail in the section entitled “The Ethereum Protocol” in the Fund’s Prospectus).
The value of ether is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of ether. Ownership and transaction records for ether are protected through public-key cryptography. The supply of ether is determined by the Ethereum Protocol. No single entity owns or operates the Ethereum Network. The Ethereum Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Ethereum Protocol and the software that enforces the Protocol and (3) users who choose which version of the Ethereum software to run. From time to time, the developers suggest changes to the Ethereum software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the Ethereum software, may be created. This is often referred to as a “fork.” The price of the ether futures contracts in which the Fund invests may reflect the impact of these forks.
The Index is designed to measure the performance of a single ether traded in USD and seeks to provide a proxy for the ether market. The Index price is a composite of U.S. dollar-ether trading activity reported by certain digital asset trading platforms that are evaluated based on a variety of different criteria, including the trading platforms’ oversight and governance controls, liquidity, capital controls, data transparency and data integrity. The digital asset trading platforms included in the Index are reevaluated quarterly. The Index is constructed and maintained by Bloomberg Index Services Limited. More information about the Index can be found using the Bloomberg ticker symbol “ETHEREUM”.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as ether. These derivatives principally include:
○Swap Agreements – The Fund may enter into swap agreements that provide exposure to ether. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark, such as exchange-traded funds (“ETFs”) or indexes. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. As of the date of this Prospectus, it is expected that the Fund will gain swap exposure to ether by entering into one or more swap agreements that use a single U.S.-traded ETF that holds spot ether (each a “Spot Ether ETF”) as a reference asset. The Fund may have exposure to ether through swap transactions that provide exposure to only a single Spot Ether ETF or may enter into transactions that when combined provide the Fund with exposure to multiple Spot Ether ETFs. The Fund may have exposure to a single Spot Ether ETFs for extended periods of time. A Spot Ether ETF used as a reference asset for one or more of the Fund’s swap transactions may change at any time based on a variety of factors, including counterparty terms; market conditions; and the fees, performance, and liquidity of those Spot Ether ETFs.
○Ether Futures Contracts – Standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). The Fund seeks to invest in cash-settled, front-month ether futures. The Fund may also invest in back-month ether futures contracts. Front-month ether futures contracts are those contracts with the shortest time to maturity. Back-month ether futures contracts are those with longer times to maturity.
In order to obtain inverse or “short” exposure, the Fund intends to enter into cash-settled ether futures contracts as the “seller.” In simplest terms, in a cash-settled futures market the seller pays the counterparty if the price of a futures contract goes up and receives cash from the counterparty if the price of the futures contract goes down.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other

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money market instruments, agrees to buy the securities back at a specified time and price.
●Reverse Repurchase Agreements – The Fund seeks to engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve the Fund’s investment objective.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide inverse leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to the Index is consistent with the Daily Target. The Index’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the Index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased.
In order to maintain its inverse exposure to the Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling short futures contracts that are in backwardation, the Fund will close its short position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. The presence of backwardation would be expected to adversely affect the performance of the Fund.
Conversely, futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling short futures contracts that are in contango, the Fund will close its short position by buying the expiring contract at a relatively lower price and selling a longer-dated contract at a relatively higher price. The presence of contango may positively affect the performance of the Fund.
The Fund expects to gain inverse leveraged exposure by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by ProShare Advisors. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of
1986, as amended, the Fund intends to invest no more than 25% of the Fund’s total assets (including any borrowings) in the subsidiary at each quarter end of the Fund’s tax year. As a result, the Fund may be required to dispose of a portion of its futures contracts, may or may not be able to obtain inverse leveraged exposure consistent with its Daily Target, and may or may not meet its investment objective as of the end of each tax quarter (e.g., April 30, 2025, July 31, 2025, October 31, 2025, January 30, 2026). The level of inverse leveraged exposure the Fund seeks to have on these dates may be significantly lower than the Fund’s Daily Target. Exceeding the 25% limit may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information. References to investments by the Fund should be read to mean investments by either the Fund or the subsidiary.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Investment Strategy Risk – The Fund obtains short exposure to ether in a manner designed to provide inverse leveraged exposure to the single day returns of the Index. The Fund does not directly short ether. Investors seeking to short ether directly should consider an investment other than the Fund.
●Short or Inverse Investing Risk — You will lose money when the Index rises – a result that is the opposite from a traditional index fund. Obtaining inverse or “short” exposure may be considered an aggressive investment technique. The costs of obtaining this short exposure will lower your returns.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of the Index rises than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. If the Index approaches a 50% gain at any point in the day, you could lose your entire investment. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will lower your returns.
The Fund’s ability to obtain inverse leveraged exposure is limited at each tax quarter-end (e.g., April 30, 2025, July 31, 2025, October 31, 2025, January 30, 2026) by the Fund’s intention to qualify for RIC treatment. As a result, the Fund may or may not be able to obtain inverse leveraged exposure consistent with its Daily Target and may or may not meet its investment objective on those days. The level of inverse leveraged exposure the Fund seeks to have on these dates may be significantly lower than its Daily Target. The Fund intends to post on its website the approximate level of inverse leveraged exposure it seeks to have at tax quarter-end after close of business on the business day prior to the

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Fund’s tax quarter-end (e.g., April 29, 2025, July 30, 2025, October 30, 2025, January 29, 2026).
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of Index returns and Index volatility (how much the value of the Index moves up and down from day-to-day) on your holding period return. Index volatility has a negative impact on Fund returns. During periods of higher Index volatility, the Index volatility may affect the Fund’s returns as much as or more than the return of the Index.
The following table illustrates the impact of Index volatility and Index return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller Index gains or losses and higher Index volatility. Your return will tend to be better than the Daily Target when there are larger Index gains or losses and lower Index volatility. You may lose money when the Index return is flat (i.e., close to zero) and you may lose money when the Index falls.
The table uses hypothetical annualized Index volatility and Index returns to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. In addition, the table does not reflect the effect of any reduction in the Fund’s inverse leveraged exposure at each tax quarter-end.
Each row corresponds to the level of a hypothetical Index return for a one-year period. Each column corresponds to a level of hypothetical annualized Index volatility. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual Index return were 20%. However, as the table shows, with a one-year Index return of 20% and an annualized Index volatility of 50%, the Fund could be expected to return -67.2%.
Estimated Fund Returns
Index Performance		One Year Volatility Rate
One Year Index	Two Times the Inverse (-2x) of the One Year Index	10%	25%	50%	75%	100%
-90%	180%	9604.5%	8190.3%	4623.7%	1749.8%	397.9%
-80%	160%	2326.1%	1972.6%	1080.9%	362.5%	24.5%
-70%	140%	978.3%	821.1%	424.9%	105.5%	-44.7%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
70%	-140%	-66.4%	-71.3%	-83.7%	-93.6%	-98.3%
80%	-160%	-70.0%	-74.4%	-85.4%	-94.3%	-98.5%
90%	-180%	-73.1%	-77.0%	-86.9%	-94.9%	-98.6%
100%	-200%	-75.7%	-79.3%	-88.2%	-95.4%	-98.8%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If these were included the Fund’s performance would be different from that shown.
The Index’s annualized historical volatility rate for the five-year period ended May 31, 2024 was 81.42%. The Index’s highest May to May volatility rate during the five-year period was 101.16% (May 28, 2021). The Index’s annualized total return performance for the five-year period ended May 31, 2024 was 70.45%. Historical Index volatility and performance do not predict future Index volatility and performance.
For more information, including additional graphs and charts demonstrating the effects of Index volatility and Index return on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.

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●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of inverse leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
As an example, as a result of the Fund’s intention to qualify as a RIC, the Fund may be unable to rebalance all or a portion of its investments at each tax quarter-end (e.g., April 30, 2025, July 31, 2025, October 31, 2025, January 30, 2026), if doing so would require the Fund to hold more than 25% of its total assets in its subsidiary. Consequently, at each tax quarter-end, the Fund may or may not be able to meet its investment objective on those days and the level of inverse leveraged exposure the Fund seeks to have on these dates may be significantly lower than the Fund’s Daily Target.
●Derivatives Risk — Investing in derivatives to obtain inverse leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF, including a Spot Ether ETF, as the reference asset, the Fund will be subject to the risks of that ETF, including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the Index. In particular, the index a Spot Ether ETF uses to value its investments may be different from the Fund’s Index. Information about Spot Ether ETFs provided to or filed with the SEC by a Ether ETF can be located by reference to the Spot Ether ETF’s SEC file number through the SEC’s website at www.sec.gov.
Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Ether Market Volatility Risk – The price of ether has historically been highly volatile. The value of the Fund’s inverse leveraged exposure to ether – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Trading prices of ether and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including ether over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for ether. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout ether’s history, including in 2017-2018 and 2021-2022. During 2023 and 2024, ether prices have continued to exhibit extreme volatility. Such volatility may persist.
●Liquidity Risk — The market for the ether futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of ether futures, which could decrease the correlation between the performance of ether futures and spot ether.
●Ether Futures Risk – The market for ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts.
Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Fund’s ability to achieve its desired exposure to ether futures contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like ether futures may be

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considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.
The performance of ether futures contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of ether futures contracts and decrease the correlation between the performance of ether futures contracts and ether, over short or even long-term periods. In the event that there are persistent disconnects between ether and ether futures, the Fund may not be able to obtain the desired inverse leveraged exposure and may not be able to achieve its investment objective.
In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether. To the extent the Fund is invested in back-month ether future contracts, the performance of the Fund should be expected to deviate more significantly from the performance of ether. Moreover, price differences between ether and ether futures will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in ether, including larger losses or smaller gains.
●Ether Futures Capacity Risk – If the Fund’s ability to obtain exposure to ether futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the ether futures market, a disruption to the ether futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Fund may or may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain inverse leveraged exposure to ether futures contracts may cause the Fund’s performance to deviate from the Daily Target.
Additionally, as noted above, the ability of the Fund to obtain inverse leveraged exposure to ether futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. As a result, the Fund may or may not be able to obtain inverse leveraged exposure consistent with its Daily Target and may or may not meet its investment objective on the last business day of each tax quarter (e.g., April 30, 2025, July 31, 2025, October 31, 2025, January 30, 2026). Exceeding this amount on such dates would have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
●Cost of Futures Investment Risk – As discussed above, when a ether futures contract is nearing expiration, the Fund will “roll” the futures contract. This means it will generally exit its position in such contract and enter into a new position in a ether futures contract with a later expiration date. When rolling short futures contracts that are in backwardation, the Fund will close its short position by buying the expiring contract at a relatively higher price and selling a longer-dated contract at a relatively lower price. Backwardation in the ether futures market may have a significant adverse impact on the performance of the Fund. Both contango and backwardation may cause ether futures to perform differently than spot ether and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts.
●Ether Risk – The Fund’s investments in ether futures contracts exposes the Fund to the risks associated with an investment in ether because the price of ether futures is substantially based on the price of ether. Ether is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for ether may be the result of speculation. Consequently, the value of ether has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of ether may artificially inflate or deflate the price of ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether and these holders may have the ability to manipulate the price of ether.
Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially

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increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.
Legal or regulatory changes may increase the acceptance and adoption of ether. In addition, digital asset trading venues and other participants may have significant exposure to other digital assets. Instability in the price, availability, or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Ethereum Network. As a result, events that are not necessarily related to the security or utility of ether can nonetheless cause a significant increase in the volatility of ether (e.g., the collapse of TerraUSD in May 2022 and FTX Trading Ltd. in November 2022). The realization of any of these risks could result in increased volatility and in some instances could result in a sharp increase in the value of ether and ether futures.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders.
●Borrowing Risk – The Fund may borrow for investment purposes using reverse repurchase agreements. In particular, the Fund may enter into reverse repurchase agreements at or near its tax quarter-end. The cost of borrowing may reduce the Fund’s return during those periods. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund. There can be no assurance that the Fund will be able to enter into reverse repurchase agreements or obtain favorable terms for those agreements.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Concentration Risk — The Fund has significant exposure to ether. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. The Fund may have significant exposure to a single Spot Ether ETF that serves as the reference asset on a swap entered into by the Fund. As a result the Fund will be more susceptible to an adverse market, economic or regulatory event affecting such Spot Ether ETF.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Intraday Price Performance Risk — The intraday performance of Fund shares traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to the Index until the Fund’s next NAV calculation time will generally be higher or lower than the Daily Target.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, ether may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings factors.
●Authorized Participant Risk — The Fund has a limited number of financial institutions that act as Authorized Participants or market markers. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and other Authorized Participants are not willing or able to create and redeem Fund shares, investors may experience a significantly diminished trading market and the shares may trade at a discount to NAV.
●Cash Purchases and Redemption Risk — The Fund expects to effect all of its creations and redemptions in cash rather than in-kind. Cash purchases and redemptions may increase transaction costs. The relatively high costs associated with obtaining inverse leveraged exposure to ether futures contracts, particularly near contract expiration, may have a significant adverse impact on the performance of the Fund. Additionally, cash purchases and redemptions may cause the Fund to recognize a gain or loss.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on ether

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futures contracts. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●New Fund Risk — The Fund recently commenced operations, has a limited operating history, and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, and George Banian, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for cash in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Funds (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about a Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objectives, Principal Investment Strategies and Related Risks

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This section contains additional details about each Fund’s investment objective, principal investment strategies and related risks.
Investment Objectives
Each Fund is a “Geared Fund” in the sense that it is designed to seek daily investment results, before fees and expenses, that correspond to the daily performance of a daily benchmark such as the inverse (-1x), multiple (i.e., 2x), or inverse multiple (i.e., -2x) of the daily performance of an index (the “Daily Target”) for a single day, not for any other period. The “Short Funds” (i.e., the Funds that have the prefix “Short” or “UltraShort” in their names) are designed to correspond to the inverse or an inverse multiple of the daily performance of an index. The “Ultra Funds” (i.e., the Funds that have the prefix “Ultra” in their names) are designed to correspond to a multiple of the daily performance of an index. The Funds do not seek to achieve their stated investment objectives over a period of time greater than a single day. A “single day” is measured from the time a Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation.
The return of a Fund for periods longer than a day is the product of a series of daily leveraged returns for each trading day during that period. If you hold Fund shares for any period other than a day, it is important for you to understand the risks and long-term performance of a daily objective fund. You should know that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller Index gains or losses and higher Index volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger Index gains or losses and lower Index volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
For periods longer than a day, you will lose money if the Index’s performance is flat. It is possible that you will lose money invested in a Short Fund even if the value of the Index falls during that period or money invested in an Ultra Fund even if the value of the Index rises during that period. Returns may move in the opposite direction of the Index during periods of higher Index volatility, low Index returns, or both. In addition, during periods of higher Index volatility, the Index volatility may affect your return as much or more than the return of the Index.
Investment in a Fund involves risks that are different from and additional to the risks of investments in other types of funds. An investor in a Fund could potentially lose the full value of their investment within a single day.
Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (“Board”), without the approval of Fund shareholders.
Principal Investment Strategies
In seeking to achieve each Fund’s investment objective, ProShare Advisors follows a passive approach to investing that is designed to correspond to the inverse (-1x), multiple (i.e., 2x), or inverse multiple (i.e., -2x) of the daily performance of its index. Each Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in financial instruments that provide similar exposure.
Each Fund employs various investment techniques designed to achieve their respective investment objectives. These techniques are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs to maintain a high correlation with, and similar aggregate characteristics to, the index or inverse of the index, or multiple thereof, as applicable.
ProShare Advisors does not invest the assets of a Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of a Fund. Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to its index consistent with its investment objective, without regard to market conditions, trends, direction, or the financial condition of a particular issuer. The Funds do not take temporary defensive positions.
On a daily basis, each Fund will seek to position its portfolio so that such Fund’s investment exposure is consistent with its investment objective. In general, changes to the level of a Fund’s index each day will determine whether such Fund’s portfolio needs to be repositioned. For example, if a Short Fund’s index has risen on a given day, net assets of the Fund should fall (assuming there were no Creation Units Issued). As a result, the Fund’s short exposure will need to be decreased. Conversely, if the index has fallen on a given day, net assets of the Short Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s short exposure will need to be increased. Similarly, if an Ultra Fund’s index has risen on a given day, net assets of the Fund should rise. As a result, the Fund’s exposure will need to be increased. Conversely, if the index has fallen on a given day, net assets of the Ultra Fund should fall. As a result, the Fund’s exposure will need to be decreased.
The time and manner in which a Fund rebalances its portfolio may vary from day to day at the sole discretion of ProShare Advisors depending upon market conditions and other circumstances. If for any reason a Fund is unable to rebalance all

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or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, a Fund may have investment exposure to its underlying index that is significantly greater or less than its stated multiple. As a result, a Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.
Bitcoin
Bitcoin is a digital asset which serves as the unit of account on an open-source, decentralized, peer-to-peer computer network. Bitcoin may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this Prospectus, the adoption of bitcoin for these purposes has been limited. The value of bitcoin is not backed by any government, corporation, or other identified body.
The value of bitcoin is determined in part by the supply of (which is limited), and demand for, bitcoin in the markets for exchange that have been organized to facilitate the trading of bitcoin. By design, the supply of bitcoin is limited to 21 million bitcoins. As of the date of this Prospectus, there are approximately 20 million bitcoins in circulation.
Bitcoin is maintained on the decentralized, open source, peer-to-peer computer network (the “Bitcoin Network”). No single entity owns or operates the Bitcoin Network. The Bitcoin Network is accessed through software and governs bitcoin’s creation and movement. The source code for the Bitcoin Network, often referred to as the Bitcoin Protocol, is open-source, and anyone can contribute to its development.
The Bitcoin Network
The infrastructure of the Bitcoin Network is collectively maintained by participants in the Bitcoin Network, which include miners, developers, and users. Miners validate transactions and are currently compensated for that service in bitcoin. Developers maintain and contribute updates to the Bitcoin Network’s source code often referred to as the Bitcoin Protocol. Users access the Bitcoin Network using open-source software. Anyone can be a user, developer, or miner.
Bitcoin is maintained on a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset and is protected by cryptography. The Bitcoin Blockchain contains a record and history for each bitcoin transaction.
New bitcoin is created by “mining.” Miners use specialized computer software and hardware to solve a highly complex mathematical problem presented by the Bitcoin Protocol. The first miner to successfully solve the problem is permitted to add a block of transactions to the Bitcoin Blockchain. The new block is then confirmed through acceptance by a majority of users who maintain versions of the blockchain on their individual computers. Miners that successfully add a block to the Bitcoin Blockchain are automatically rewarded with a fixed amount of bitcoin for their effort plus any transaction fees paid by transferors whose transactions are recorded in the block. This reward system is the means by which new bitcoin enter circulation and is the mechanism by which versions of the blockchain held by users on a decentralized network are kept in consensus.
The Bitcoin Protocol
The Bitcoin Protocol is an open source project with no official company or group in control. Anyone can review the underlying code and suggest changes. There are, however, a number of individual developers that regularly contribute to a specific distribution of bitcoin software known as the “Bitcoin Core.” Developers of the Bitcoin Core loosely oversee the development of the source code. There are many other compatible versions of the bitcoin software, but Bitcoin Core is the most widely adopted and currently provides the de facto standard for the Bitcoin Protocol. The core developers are able to access, and can alter, the Bitcoin Network source code and, as a result, they are responsible for quasi-official releases of updates and other changes to the Bitcoin Network’s source code.
However, because bitcoin has no central authority, the release of updates to the Bitcoin Network’s source code by the core developers does not guarantee that the updates will be automatically adopted by the other participants. Users and miners must accept any changes made to the source code by downloading the proposed modification and that modification is effective only with respect to those bitcoin users and miners who choose to download it. As a practical matter, a modification to the source code becomes part of the Bitcoin Network only if it is accepted by participants that collectively have a majority of the processing power on the Bitcoin Network.
If a modification is accepted by only a percentage of users and miners, a division will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.”
Ether
Ether is a digital asset which serves as the unit of account on an open-source, decentralized, peer-to-peer computer network. Ether may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. As of the date of this Prospectus, the adoption of ether for these purposes has been limited. The value of ether is not backed by any government, corporation, or other identified body.
The value of ether is determined in part by the supply of and demand for, ether in the markets for exchange that have been organized to facilitate the trading of ether. Ether is the second largest digital asset by market capitalization behind bitcoin.
Ether is maintained on the decentralized, open source, peer-to-peer computer network (“Ethereum Network”). No single

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entity owns or operates the Ethereum Network. The Ethereum Network is accessed through software and governs the creation and movement of ether. The source code for the Ethereum Network is open-source, and anyone can contribute to its development.
Ethereum Network
The infrastructure of the Ethereum Network is collectively maintained by participants in the Ethereum Network, which include validators, developers, and users. Validators validate transactions and are currently compensated for that service in ether, as determined by the Ethereum Protocol. Developers maintain and contribute updates to the Ethereum Network’s source code. Users access the Ethereum Network using open-source software. Anyone can be a user, developer, or validator.
Ether is maintained on a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset and is protected by cryptography. The Ethereum blockchain contains a record and history for each ether transaction.
The Ethereum blockchain allows for the creation of decentralized applications that are supported by a transaction protocol referred to as “smart contracts,” which includes the cryptographic operations that verify and secure ether transactions. A smart contract operates by a pre-defined set of rules (i.e., “if/then statements”) that allows it to automatically execute code on the Ethereum Network. Such actions taken by the pre-defined set of rules are not necessarily contractual in nature but are intended to eliminate the need for a third party to carry out code execution on behalf of users, making the system decentralized, allowing decentralized application developers to create a wide range of applications. Requiring payment in Ether on the Ethereum Network incentivizes developers to write quality applications and increases the efficiency of the Ethereum Network because wasteful code costs more. It also ensures that the Ethereum Network remains economically viable by compensating people for their contributed computational resources.
Ethereum Protocol
The Ethereum Protocol is an open source project with no official company or group in control. Anyone can review the underlying code and suggest changes. Because there is no central authority, the release of updates to the Ethereum Protocol source code by developers does not guarantee that the updates will be automatically adopted by the other participants. Users and validators must accept any changes made to the source code by downloading the proposed modification and that modification is effective only with respect to those ether users and validators who choose to download it. As a practical matter, a modification to the source code becomes part of the Ethereum Network only if it is accepted by validators that collectively represent a supermajority (two-thirds) of the cumulative validations on the Ethereum blockchain.
If a modification is accepted by only a portion of users and validators, a division will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.”
New ether is created through “staking” of ether by validators. Validators are required to stake ether in order to perform validation activities and then, as a reward, earn newly created ether. Validation activities include verifying transactions, storing data, and adding to the Ethereum blockchain. Further, with its collective computing power on the distributed network, the Ethereum network provides the ability to execute peer-to-peer transactions to realize, via smart contracts, automatic, conditional transfer of value and information, including money, voting rights, and property.
An Ethereum private key controls the transfer or “spending” of ether from its associated public Ethereum address. An Ethereum “wallet” is a collection of public Ethereum addresses and their associated private key(s). It is designed such that only the owner of ether can send ether, only the intended recipient of ether can unlock what the sender sent and both transactions and ownership can be verified by any third party anywhere in the world.
Fees need to be paid in ether in order to facilitate transactions and execute smart contracts. The fee that is charged is called “gas.” Gas price is often a small fraction of ether, which is denoted in the unit of Gwei (10^9 Gwei = 1 ether). Gas is essential in sustaining the Ethereum network. It incentivizes validators to process and verify transactions and incentivizes new validators to stake ether. Gas fees are a product of Ethereum network demand relative to the Ethereum network’s capacity.
The Ethereum Foundation (“EF”) is a non-profit organization that is dedicated to supporting Ethereum and related technologies. The EF, alongside other organizations, supports Ethereum Protocol development through funding and advocacy. The EF finances its activities through its initial allocation of ether at the launch of the Ether Network in 2015. Although the EF does not control Ethereum, and is one of many organizations within the Ethereum ecosystem, it is the most significant driving force for Ethereum Protocol development and support of Ethereum generally.
Crypto Futures
A futures contract is a standardized contract traded on, or subject to the rules of, an exchange to buy or sell a specified type and quantity of a particular underlying asset at a designated price. Each Fund invests in standardized, cash-settled crypto futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). Futures contracts are traded on a wide variety of underlying assets, including crypto, bonds, interest rates, agricultural products, stock indexes, currencies, digital assets, energy, metals, economic indicators and statistical measures. The contract unit (i.e., the total amount of the

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underlying asset referenced in each futures contract) and calendar term of futures contracts on a particular underlying asset are identical and are not subject to any negotiation, other than with respect to price and the number of contracts traded between the buyer and seller. Futures contracts expire on a designated date, referred to as the “expiration date.”
Each Fund’s ability to invest in crypto futures contracts is subject to regulatory limitations, limitations imposed by listing exchanges and in some instances, limitations imposed by FCMs (e.g., margin requirements, position limits, and accountability levels). Position limits are predetermined maximum levels of futures that can be owned or controlled by a market participant. An accountability level is a threshold of futures holdings established by an exchange that, once met, subjects a market participant to greater scrutiny, such as providing information to the exchange about a Fund and its futures positions and the possibility that the exchange would prevent the Fund from increasing the size of its crypto futures position or require it to decrease its position in crypto futures contracts. Each Fund’s futures positions may be aggregated with those held by certain of its affiliates for purposes of applying position limits and accountability levels, meaning that the amount of crypto futures held by certain affiliates of the Fund could affect the Fund’s ability to enter into additional crypto futures contracts or subject the Fund to a requirement to decrease its position in crypto futures contracts. Margin requirements specify the minimum amount of cash required to be deposited with an FCM for open futures contracts.
Each Fund generally deposits cash (also known as “margin”) with an FCM for its open positions in futures contracts. The margin requirements or position limits may be based on the notional exposure (i.e., the total dollar value of exposure a Fund has to the asset that underlies the futures contract) of the futures contracts or the number of futures contracts purchased. The FCM, in turn, generally transfers such deposits to the clearing house to protect the clearing house against non-payment by each Fund. “Variation Margin” is the amount of cash that each party agrees to pay to or receive from the other to reflect the daily fluctuation in the value of the futures contract. The clearing house becomes substituted for each counterparty to a futures contract and, in effect, guarantees performance. In addition, the FCM may require a Fund to deposit additional collateral in excess of the clearing house’s requirements for the FCM’s own protection. Margin requirements for crypto futures are substantially higher than margin requirements for many other types of futures contracts.
CME Bitcoin Futures commenced trading on the CME Globex electronic trading platform on December 17, 2017, under the ticker symbol “BTC.” CME Micro Bitcoin Futures commenced trading on the CME Globex electronic trading platform on May 3, 2021, under the ticker symbol “MBT.” CME Bitcoin Futures and CME Micro Bitcoin Futures are cash-settled in U.S. dollars, based on the CME CF Bitcoin Reference Rate (“BRR”). The CME CF Bitcoin Reference Rate is a volume-weighted composite of U.S. dollar-bitcoin trading activity on spot bitcoin trading venues selected by an oversight committee established by the CME and CF Benchmarks, the administrator of the CME CF Bitcoin Reference Rate, based on predefined criteria established by CF Benchmarks and approved by the oversight committee. As of the date of this Prospectus, the trading venues included in the BRR are Bitstamp, Coinbase, ItBit, Kraken, Gemini, and LMAX Digital. The criteria require, among other things, each selected trading venue to have implemented policies and procedures designed to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. The selected trading venues are not registered exchanges and are not subject to the regulation and supervision of a federal financial markets regulator. Each selected trading venue is reviewed annually by an oversight committee established by CF Benchmarks to confirm that the selected trading venue continues to meet all criteria. CF Benchmarks and the BRR are subject to United Kingdom Financial Conduct Authority Regulation.
CME Ether Futures commenced trading on the CME, a CFTC registered futures exchange, on February 8, 2021, under the ticker symbol “ETH”. CME ether futures are cash-settled in U.S. dollars, based on the CME CF Ether Reference Rate. The CME CF Ether Reference Rate is a volume-weighted composite of U.S. dollar-ether trading activity on spot ether trading venues selected by an oversight committee established by the CME and CF Benchmarks, the administrator of the CME CF Ether Reference Rate, based on predefined criteria established by CF Benchmarks and approved by the oversight committee. The criteria require, among other things, each selected trading venue to have implemented policies and procedures designed to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. The selected trading venues are not registered exchanges and are not subject to the regulation and supervision of a federal financial markets regulator. Each selected trading venue is reviewed annually by an oversight committee established by CF Benchmarks to confirm that the selected trading venue continues to meet all criteria. CF Benchmarks and the CME CF Ether Reference Rate are subject to United Kingdom Financial Conduct Authority Regulation.
Rolling of the Crypto Futures
Futures contracts expire on a designated date, referred to as the “expiration date.” Each Fund generally seeks to invest in “front-month” CME bitcoin futures contracts and/or CME ether futures contracts, as applicable, but may invest in back-month, cash-settled bitcoin futures contracts and/or ether futures contracts. “Front-month” contracts are the monthly contracts with the nearest expiration date. Back-month contracts are those with longer times to maturity. CME bitcoin futures and CME ether futures are cash-settled on their expiration date unless they are “rolled” prior to expiration, as applicable. Each Fund intends to “roll” its CME bitcoin futures and/or CME ether futures prior to expiration, as applicable. Typically, the Fund will roll to the next “nearby” CME bitcoin

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futures and/or CME ether futures, as applicable. The “nearby” contracts are those contracts with the next closest expiration date.
Reverse Repurchase Agreements
Each Fund may engage in reverse repurchase agreements, a form of borrowing or leverage, and uses the proceeds to help achieve its investment objective. Reverse repurchase agreements involve sales by a Fund of portfolio assets (typically U.S. Treasuries) for cash concurrently with an agreement by the Fund to repurchase those same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities.
Investment in the Cayman Subsidiary
Each Fund expects to gain exposure to crypto futures contracts by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The wholly-owned subsidiary will be managed and advised by ProShare Advisors and overseen by the Fund’s board of directors.
Additional Crypto-Related Investments
ProShares Short Ether ETF
If the Fund is unable to obtain the desired exposure to ether futures contracts because it is approaching or has exceeded position limits or accountability levels or because of liquidity or other constraints, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include shorting equity securities of “ether-related companies.” For these purposes, ether-related companies are companies listed on a U.S. stock exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of ether or ether futures. For example, the Fund may short the securities of U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms.
ProShares Short Bitcoin ETF
If the Fund is unable to obtain the desired exposure to bitcoin futures contracts because it is approaching or has exceeded position limits or accountability levels or because of liquidity or other constraints, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. For the Fund, this may include shorting equity securities of “bitcoin-related companies.” For these purposes, bitcoin-related companies are companies listed on a U.S. stock exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of bitcoin or bitcoin futures. For example, the Fund may invest in U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms.
ProShares Ultra Ether ETF and ProShares UltraShort Ether ETF
If a Fund is unable to obtain the desired exposure to ether, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include among other things, investing in equity securities of “ether-related companies” or investing in or shorting other U.S. investment companies that provide investment exposure to ether futures contracts or ether-related companies. For these purposes, ether-related companies are companies listed on a U.S. stock exchange that ProShare Advisors believes provide returns that generally correspond, or are closely related, to the performance of ether or ether futures. For example, a Fund may invest in U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms.
With respect to ProShares Ultra Ether ETF, the Fund may also invest in U.S. ETFs that provide exposure to ether. Spot Ether ETFs are not regulated under the Investment Company Act of 1940. Therefore, the Fund’s investments in these vehicles will not benefit from the protections and restrictions of that law.
ProShares Ultra Bitcoin ETF and ProShares UltraShort Bitcoin ETF
If a Fund is unable to obtain the desired exposure to bitcoin, ProShare Advisors intends to take such action as it believes appropriate and in the best interest of the Fund. This may include among other things, investing in cash-settled bitcoin futures contracts traded on the Chicago Mercantile Exchange or other instruments that provide exposure to bitcoin or bitcoin futures.
With respect to ProShares Ultra Bitcoin ETF, the Fund may also invest in U.S. ETFs that provide exposure to bitcoin. Spot Bitcoin ETFs are not regulated under the Investment Company Act of 1940. Therefore, the Fund’s investments in these vehicles will not benefit from the protections and restrictions of that law.
Additional Information Regarding Spot Bitcoin ETFs Used as Reference Assets for Swap Agreements
(applicable to UltraShort Bitcoin ETF and Ultra Bitcoin ETF)
Each Fund may gain exposure to bitcoin by entering into one or more swap agreements that use a Spot Bitcoin ETF as the reference asset. You can see each Fund’s portfolio holdings, including the ticker symbol of the Spot Bitcoin ETF that is the reference asset of any swap agreement entered into by the Fund, each day on the Fund’s website (www.proshares.com).
The Funds do not seek exposure to any particular Spot Bitcoin ETF and may have exposure to the performance of one or more Spot Bitcoin ETFs through swap transactions. The Funds may only have exposure to a single Spot Bitcoin ETF based on availability and market conditions (e.g., the liquidity of a particular Spot Bitcoin ETFs). The value of each Fund’s swap

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transactions is based on the market price of the Spot Bitcoin ETF that is the reference asset underlying such transaction.
Spot Bitcoin ETFs generally seek to track the performance of spot bitcoin (as measured by a relevant index), before the payment of expenses and liabilities of the Spot Bitcoin ETF. In seeking its objective, a Spot Bitcoin ETF will generally only hold bitcoin and a small amount of cash to manage expenses. As a result, a Spot Bitcoin ETF is subject to the risks of bitcoin (as described elsewhere in this Prospectus) and risks due to its concentration of investments in a single asset. A custodian will hold all the Spot Bitcoin ETF’s bitcoin on behalf of the ETF. A Spot Bitcoin ETF does not purchase or sell bitcoin other than in connection with the creation and redemption of shares or to pay certain expenses, which are facilitated by a prime broker with whom the Spot Bitcoin ETF contracts.
Each Spot Bitcoin ETF utilizes an underlying bitcoin index and retains service providers. While some Spot Bitcoin ETFs may have the same index and service providers, events that adversely affect a particular index (e.g., failure to track the spot bitcoin prices) or service provider (e.g., theft of bitcoin held in custody) may adversely affect the Spot Bitcoin ETF that tracks that index or uses that service provider while other Spot Bitcoin ETFs that do not track the same index or use the same service provider may not be affected by such events. Spot Bitcoin ETFs charge different fees and may perform differently from one another. The inability of authorized participants and market makers to hedge their bitcoin exposure and other factors may also adversely affect the liquidity of shares of the Spot Bitcoin ETF and the value of an investment in such shares. In each case, any event that affects the value of the Spot Bitcoin ETF used as a reference asset on a swap entered into by the Fund will affect the value of that swap agreement and the performance of the Fund. Spot Bitcoin ETFs are relatively new entities with limited operating histories. Unlike the Funds, Spot Bitcoin ETFs are not registered as investment companies under the 1940 Act.
The following are examples of Spot Bitcoin ETFs that may serve as reference assets on swaps entered into by the Funds. Shares of Spot Bitcoin ETFs are listed and trade on an exchange. The Spot Bitcoin ETFs are subject to the information requirements of the Securities Exchange Act of 1934; information provided to or filed with the U.S. Securities and Exchange Commission (“SEC”) by a Spot Bitcoin ETF can be located by reference to the Spot Bitcoin ETF’s SEC file number through the SEC’s website at www.sec.gov. In addition, each Spot Bitcoin ETF discloses its portfolio holdings each day on the Spot Bitcoin ETF’s website. Neither Fund undertakes to use any specific Spot Bitcoin ETF as the reference asset on swaps that the Fund may use to achieve its investment objective. The Spot Bitcoin ETFs that serve as reference assets may change from time to time. During some periods of time (including extended periods of time), each Fund expects to have exposure to bitcoin through a swap that uses a single Spot Bitcoin ETF as the reference asset.
Spot Bitcoin ETF	Listing Exchange	Ticker Symbol	SEC File Number
ARK 21Shares Bitcoin ETF	Cboe BZX Exchange, Inc	ARKB	333-257474
Bitwise Bitcoin ETF	NYSE Arca, Inc.	BITB	333-260235
Fidelity® Wise Origin® Bitcoin Fund	Cboe BZX Exchange, Inc	FBTC	333-254652
Grayscale Bitcion Trust	NYSE Arca, Inc.	GBTC	333-275079
iShares Bitcoin Trust	Nasdaq Stock Market LLC	IBIT	333-272680
Additional Information Regarding Spot Ether ETFs Used as Reference Assets for Swap Agreements
(applicable to Ultra Ether ETF and UltraShort Ether ETF)
Each Fund may gain exposure to ether by entering into one or more swap agreements that use a Spot Ether ETF as the reference asset. You can see each Fund’s portfolio holdings, including the ticker symbol of the Spot Ether ETF that is the reference asset of any swap agreement entered into by the Fund, each day on the Fund’s website (www.proshares.com).
The Funds do not seek exposure to any particular Spot Ether ETF and may have exposure to the performance of one or more Spot Ether ETFs through swap transactions. The Funds may only have exposure to a single Spot Ether ETF based on availability and market conditions (e.g., the liquidity of a particular Spot Ether ETFs). The value of each Fund’s swap transactions is based on the market price of the Spot Ether ETF that is the reference asset underlying such transaction.
Spot Ether ETFs generally seek to track the performance of spot ether (as measured by a relevant index), before the payment of expenses and liabilities of the Spot Ether ETF. In seeking its objective, a Spot Ether ETF will generally only hold ether and a small amount of cash to manage expenses. As a result, a Spot Ether ETF is subject to the risks of ether (as described elsewhere in this Prospectus) and risks due to its concentration of investments in a single asset. A custodian will hold all the Spot Ether ETF’s ether on behalf of the ETF. A Spot Ether ETF does not purchase or sell ether other than in connection with the creation and redemption of shares or to pay certain expenses, which are facilitated by a prime broker with whom the Spot Ether ETF contracts.
Each Spot Ether ETF utilizes an underlying ether index and retains service providers. While some Spot Ether ETFs may have the same index and service providers, events that adversely affect a particular index (e.g., failure to track the spot ether prices) or service provider (e.g., theft of ether held in custody) may adversely affect the Spot Ether ETF that tracks that index or uses that service provider while other Spot Ether ETFs that do not track the same index or use the same service provider may not be affected by such events.

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Spot Ether ETFs charge different fees and may perform differently from one another. The inability of authorized participants and market makers to hedge their ether exposure and other factors may also adversely affect the liquidity of shares of the Spot Ether ETF and the value of an investment in such shares. In each case, any event that affects the value of the Spot Ether ETF used as a reference asset on a swap entered into by the Fund will affect the value of that swap agreement and the performance of the Fund. Spot Ether ETFs are relatively new entities with limited operating histories. Unlike the Funds, Spot Ether ETFs are not registered as investment companies under the 1940 Act.
The following are examples of Spot Ether ETFs that may serve as reference assets on swaps entered into by the Funds. Shares of Spot Ether ETFs are listed and trade on an exchange. The Spot Ether ETFs are subject to the information requirements of the Securities Exchange Act of 1934; information provided to or filed with the U.S. Securities and Exchange Commission (“SEC”) by a Spot Ether ETF can be located by reference to the Spot Ether ETF’s SEC file number through the SEC’s website at www.sec.gov. In addition, each Spot Ether ETF discloses its portfolio holdings each day on the Spot Ether ETF’s website. Neither Fund undertakes to use any specific Spot Ether ETF as the reference asset on swaps that the Fund may use to achieve its investment objective. The Spot Ether ETFs that serve as reference assets may change from time to time. During some periods of time (including extended periods of time), each Fund expects to have exposure to ether through a swap that uses a single Spot Ether ETF as the reference asset.
Spot Ether ETF	Listing Exchange	Ticker Symbol	SEC File Number
iShares Ethereum Trust ETF	The Nasdaq Stock Market LLC	ETHA	333-275583
Grayscale Ethereum Trust ETF	NYSE Arca, Inc.	ETHE	333-278880
Fidelity Ethereum Fund	Cboe BZX Exchange, Inc.	FETH	333-278249

Please see “Principal Investment Strategies” in each Fund’s Summary Prospectus for more detail about the financial instruments in which the Fund invests.
Understanding the Risks and Long-Term Performance of a Daily Objective Fund
The Funds are designed to provide the inverse (i.e., -1x), leveraged (i.e., 2x), or inverse leveraged (i.e., -2x) results on a daily basis. The Funds, however, are unlikely to provide a simple multiple (i.e., -1x, 2x or -2x) of an index’s performance over periods longer than a single day.
●Why? The hypothetical example below illustrates how daily Geared Fund returns can behave for periods longer than a single day.
○Take a hypothetical fund XYZ that seeks to double the daily performance of index XYZ. On each day, fund XYZ performs in line with its objective (2x the index’s daily performance before fees and expenses). Notice that over the entire five-day period, the fund’s total return is considerably less than two times that of the period return of the index. For the five-day period, index XYZ gained 5.1% while fund XYZ gained 9.8% (versus 2 x 5.1% or 10.2%). In other scenarios, the return of a daily rebalanced fund could be greater than three times the index’s return.
	Index XYZ		Fund XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0	—	—	$100.00
Day 1	103.0	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.64
Day 3	103.9	4.0%	8.0%	$107.61
Day 4	101.3	-2.5%	-5.0%	$102.23
Day 5	105.1	3.7%	7.4%	$109.80
Total Return	5.1%		9.8%
●Why does this happen? This effect is caused by compounding, which exists in all investments. The return of a Geared Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from the Geared Fund’s stated multiple times the return of the Geared Fund’s Index for the same period. In general, during periods of higher index volatility, compounding will cause longer term results to be less than the multiple (or inverse multiple) of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility, fund returns over longer periods can be higher than the multiple of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) the index’s volatility; b) the index’s performance; c) period of time; d) financing rates associated with derivatives; e) other Fund expenses; and f) dividends or interest paid with respect to the securities in the index. The examples herein illustrate the impact of two principal factors — index volatility and index performance — on Fund performance. Similar effects exist for the Short ProShares Funds, and the significance of this effect is even greater for such inverse funds. Please see the SAI for additional details.
○The graphs that follow illustrate this point. Each of the graphs shows a simulated hypothetical one year performance of an index compared with the performance of a fund that perfectly achieves its investment objective. The graphs demonstrate that, for periods longer than a single day, a Geared Fund is likely to underperform or overperform (but not match) the index performance (or the inverse of the index performance) times the stated

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multiple in the fund’s investment objective. Investors should understand the consequences of holding daily rebalanced funds for periods longer than a single day, including the impact of compounding on fund performance. Investors should consider actively monitoring and/or periodically rebalancing their portfolios (which will possibly trigger transaction costs and tax consequences) in light of their investment goals and risk tolerance. A one-year period is used for illustrative purposes only. Deviations from the index return times the fund multiple can occur over periods as short as a single day (as measured from one day’s NAV to the next day’s NAV) and may also occur in periods shorter than a single day (when measured intraday as opposed to NAV to NAV). An investor in a Geared Fund could potentially lose the full value of their investment within a single day.
For Short (-1x) Funds
To isolate the impact of inverse exposure, these graphs assume: a) no Fund expenses and b) borrowing/lending rates of zero percent. If these were reflected, the Fund’s performance would be lower than the performance returns shown. Each of the graphs also assumes a volatility rate of 81%, which is the five-year historical volatility rate of the Bloomberg Ethereum Index. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.
One-Year Simulation; Index Return 0%
(Annualized Index Volatility 81%)

60%
40%
20%
0%
-20%
-40%
-60%
One Year index Return

Index Return 0.0%

-1X Fund Return -48.2%

The graph above shows a scenario where the index, which exhibits day to day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Short (-1x) Fund is down.
One-Year Simulation; Index Return 65%
(Annualized Index Volatility 81%)

150%
100%
50%
0%
-50%
-100%
One Year index Return
Index Return 65.0%
-1X Fund Return -68.7%

The graph above shows a scenario where the index, which exhibits day to day volatility, is up over the year, and the Short (-1x) Fund is down more than the inverse of the index.
One-Year Simulation; Index Return –65%
(Annualized Index Volatility 81%)

100%
50%
0%
-50%
-100%
One Year index Return
Index Return -65.0%
-1X Fund Return 47.9%

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is down over the year, and the Short (-1x) Fund is up less than the inverse of the index.
For Ultra (2x) and UltraShort (-2x) Funds
To isolate the impact of leverage or inverse leveraged exposure, these graphs assume: a) no Fund expenses and b) borrowing/lending rates (to obtain required leverage or inverse leveraged exposure) of zero percent. If these were reflected, the Fund’s performance would be different than that

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shown. Each of the graphs also assumes a volatility rate of 81%, which is the five-year historical volatility rate of the Bloomberg Bitcoin Index. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.
One-Year Simulation; Index Return 0%
(Annualized Index Volatility 81%)

100%
50%
0%
-50%
-100%
One Year index Return
Index Return 0.0%
+2X Fund Return -48.4%
-2X Fund Return -86.6%

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is flat or trendless over the year (i.e., begins and ends the year at 0%), but the Ultra (+2x) Fund and the UltraShort (-2x) Fund are both down.
One-Year Simulation; Index Return 65%
(Annualized Index Volatility 81%)

300%
250%
200%
150%
100%
50%
0%
-50%
-100%
One Year index Return
Index Return 65.0%
+2X Fund Return 40.9%
-2X Fund Return -95.1%

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is up over the year, but the Ultra (+2x) Fund is up less than two times the index and the UltraShort (-2x) Fund is down less than two times the inverse of the index.
One-Year Simulation; Index Return -65%
(Annualized Index Volatility 81%)

100%
50%
0%
-50%
-100%
One Year index Return
Index Return -65.0%
+2X Fund Return -93.7%
-2X Fund Return 10.7%

The graph above shows a scenario where the index, which exhibits day-to-day volatility, is down over the year, but the Ultra (+2x) Fund is down less than two times the index, and the UltraShort (-2x) Fund is up less than two times the inverse of the index.
The Bloomberg Bitcoin Index’s annualized historical volatility rate for the five-year period ended May 31, 2024 was 64.83%.
The Bloomberg Ethereum Index’s annualized historical volatility rate for the five-year period ended May 31, 2024 was 81.42%.
For additional details about fund performance over periods longer than a single day in the Fund, please see the SAI.
●What it means for you. Daily objective Geared Funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be a useful tool for knowledgeable investors who want to manage their exposure to various markets and market segments. Investors should understand the consequences of seeking daily investment results, before fees and expenses, that correspond to the daily performance of a benchmark (such as the inverse (-1x), multiple (i.e., 2x) or inverse multiple (i.e., -2x) of the daily performance of an index), for a single day, not for any other period.
●Additionally, investors should recognize that the degree of volatility of a Fund’s index can have a dramatic effect on a Fund’s longer-term performance. The more volatile an index is, the more a Fund’s longer-term performance will negatively deviate from the inverse (-1x) or a simple multiple (e.g., 2x, -2x) of its index’s longer-term return. The return of a Fund for a period longer than a single day is the

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result of its return for each day compounded over the period and usually will differ in amount, and possibly even direction, from a Fund’s stated multiple times the return of the Fund’s index for the same period. For periods longer than a single day, a Fund will lose money if its index’s performance is flat over time, and it is possible that the Fund will lose money over time regardless of the performance of its index. An investor in the Fund could potentially lose the full value of their investment within a single day.
Additional Information Regarding Principal Risks
Like all investments, investing in a Fund entails risks. The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are described in each Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which a Fund may be subjected, is provided below and under the section titled “Other Risks.” The principal risks are intended to provide information about the factors likely to have a significant adverse impact on a Fund’s returns and consequently the value of an investment in a Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The Statement of Additional Information (“SAI”) contains additional information about each Fund, investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.
While the realization of certain of these risks may benefit the Short Funds (including the Short (-1x) and UltraShort (-2x) Funds) because these Funds seek daily investment results, before fees and expenses, that correspond to the inverse or a multiple of the inverse of their respective Index, such occurrences may introduce more volatility to these Funds and have a negative impact on Fund performance.
●Crypto and Crypto Futures Risk – Investments linked to crypto present unique and substantial risks. Such investments can be highly volatile compared to investments in traditional securities and a Fund may experience sudden and large losses. The markets for crypto and crypto futures may become illiquid. These markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics) and changes in interest rates or inflation rates. An investor should be prepared to lose the full principal value of their investment suddenly and without warning. Trading and investing in assets linked to crypto are generally not based on fundamental investment analysis.
A number of factors impact the price and market for crypto and crypto futures.
○Supply and demand for crypto – It is believed that speculators and investors who seek to profit from trading and holding crypto currently account for a significant portion of crypto demand. Such speculation regarding the potential future appreciation in the price of crypto may artificially inflate or deflate the price of crypto. Market fraud and/or manipulation and other fraudulent trading practices such as the intentional dissemination of false or misleading information (e.g., false rumors) can, among other things, lead to a disruption of the orderly functioning of markets, significant market volatility, and cause the value of crypto futures to fluctuate quickly and without warning.
○Supply and demand for crypto futures contracts – The price of crypto futures contracts is based on a number of factors, including the supply of and the demand for crypto futures contracts. Market conditions and expectations, position limits, collateral requirements, and other factors each can impact the supply of and demand for crypto futures contracts. Typically, demand paired with supply constraints and other factors have caused crypto futures to trade at a premium to a “spot” price of crypto. Additional demand, including demand resulting from the purchase, or anticipated purchase, of futures contracts by a Fund or other entities may increase that premium, perhaps significantly. It is not possible to predict whether or how long such conditions will continue. To the extent the Short Funds (including the Short (-1x) and UltraShort (-2x) Funds) sell futures contracts at a premium and the premium increases, the value of an investment in the Fund also should be expected to decline. Likewise, to the extent the Ultra Bitcoin ETF purchases futures contracts at a premium and the premium declines, the value of an investment in the Fund also should be expected to decline.
○Adoption and use of crypto – The continued adoption of crypto will require growth in its usage as a means of payment. Even if growth in crypto adoption continues in the near or medium-term, there is no assurance that crypto usage will continue to grow over the long-term.
○The regulatory environment relating to crypto and crypto futures – The regulation of crypto, digital assets, digital asset trading venues, and related products and services continues to evolve. The inconsistent and sometimes conflicting regulatory landscape may make it more difficult for crypto businesses to provide services, which may impede the growth of the crypto economy and have an adverse effect on adoption of crypto. In addition, certain crypto businesses may be operating out of compliance with regulations. Future regulatory changes or enforcement actions by regulatory authorities may alter, perhaps to a material extent, the ability to buy and sell crypto and crypto futures. Similarly, future regulatory changes or enforcement actions could impact the ability of a Fund to achieve its investment objective or alter the nature of an investment in the Fund or the ability of the Fund to continue to operate, as planned. For example, if

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ether were determined or were expected to be determined to be a security under the federal securities laws or state securities laws, it is possible certain ether trading venues would no longer facilitate trading in ether. As a result, trading in ether futures may be completely halted or otherwise disrupted, or become significantly more volatile, ether futures may become illiquid and/or lose significant value, and a Fund may have difficulty unwinding or closing out its ether futures contracts. In that event, the value of an investment in a Fund could decline significantly and without warning, including to zero. There is no guarantee that security futures on ether would begin trading on any particular timeframe or at all or that a Fund would be able to invest in such instruments. The determination that ether is a security and the related impacts on ether futures contracts may result in extraordinary expenses for a Fund.
○Margin requirements and position limits applicable to crypto futures contracts – Margin levels for crypto futures contracts are substantially higher than the margin requirements for more established futures contracts. Additionally, the FCMs utilized by a Fund may impose margin requirements in addition to those imposed by the exchanges. Margin requirements are subject to change and may be raised in the future by the exchanges and the FCMs. High margin requirements could prevent a Fund from obtaining sufficient exposure to crypto futures and may adversely affect its ability to achieve its investment objective. Further, FCMs utilized by a Fund may impose limits on the amount of exposure to futures contracts the Fund can obtain through such FCMs. If a Fund cannot obtain sufficient exposure through its FCMs, the Fund may not be able to achieve its investment objective.
○Largely unregulated marketplace – Crypto, the Bitcoin Network, the Ethereum Network, and digital asset trading venues are relatively new and, in most cases, largely unregulated. As a result of this lack of regulation and lack of compliance with applicable regulation, individuals, or groups may engage in insider trading, fraud or market manipulation with respect to crypto. Such manipulation could cause investors in crypto to lose money, possibly the entire value of their investments. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. The nature of the assets held at digital asset trading venues make them appealing targets for hackers and a number of digital asset trading venues have been victims of cybercrimes and other fraudulent activity. These activities have caused significant, in some cases total, losses for crypto investors. Investors in crypto may have little or no recourse should such theft, fraud or manipulation occur. There is no central registry showing which individuals or entities own crypto or the quantity of crypto that is owned by any particular person or entity. There are no regulations in place that would prevent a large holder of crypto or a group of holders from selling their crypto (which could depress the price of crypto) or otherwise attempting to manipulate the price of crypto, the Bitcoin Network or the Ethereum Network. Events that reduce user confidence in crypto, the Bitcoin Network, or the Ethereum Network, and the fairness of digital asset trading venues could have a negative impact on a Fund.
○Cybersecurity – As a digital asset crypto is subject to the risk that malicious actors will exploit flaws in its code or structure, or that of digital asset trading venues, that will allow them to, among other things, steal crypto held by others, control the blockchain, steal personally identifying information, or issue significant amounts of crypto in contravention of the relevant protocol. The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of crypto and crypto futures contracts. Additionally, the Bitcoin Network’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin Network. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on the Bitcoin Network, the price and liquidity of crypto, and the value of an investment in a Fund. The Ethereum blockchain’s protocol, including the code of smart contracts running on the Ethereum blockchain, may contain flaws that can be, and have been, exploited by attackers (e.g., the exploit of The DAO’s smart contract in June 2016 that result in a permanent hard fork).
○Declining mining compensation – Transactions in bitcoin are processed by miners which are primarily compensated in bitcoin based on a declining payment schedule and, in some instances, by voluntary fees paid by participants. If this compensation is not sufficient to incentivize miners to process transactions, the confirmation process for transactions may slow and the Bitcoin Network may become more vulnerable to malicious actors. Additionally, changes in the prices of hardware or electricity required to process transactions may reduce miner incentives. These and similar events may have a significant adverse effect on the price and liquidity of bitcoin and the value of an investment in a Fund.
○Declining staking compensation – Transactions in ether are processed by validators who are primarily compensated in ether based on the amount of ether staked, as determined by the Ethereum Protocol. If this compensation is not sufficient to incentivize validators to stake, the confirmation process for transactions may slow and the Ethereum Network may become more vulnerable to malicious actors. These and similar events may have a significant adverse effect on the price and liquidity of ether and the value of an investment in the Fund.
○Forks – The open-source nature of the Ethereum Protocol and the Bitcoin Protocol permits any developer to review

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the underlying code and suggest changes. If some users, validators or miners adopt a change while others do not and that change is not compatible with the existing software, a fork occurs. Several forks have already occurred in the Bitcoin Network and the Ethereum Network resulting in the creation of new, separate digital assets. The determination of which fork will be considered bitcoin for purposes of the BRR and which fork will be considered ether for purposes of the CME CF Ether Reference Rate is determined by CF Benchmarks’ Hard Fork Policy. Forks and similar events could adversely affect the price and liquidity of ether and bitcoin and the value of an investment in the Fund. A fork may be intentional such as the Ethereum ’Merge.’ The ’Merge’ represents the Ethereum Network’s shift from proof-of-work to proof-of-stake. This means that instead of being required to solve complex mathematical problems validators are required to stake ether. Prior to September 2022, Ethereum operated using a proof-of-work consensus mechanism. Following the Merge, approximately 1,700 Ether are issued per day, though the issuance rate varies based on the number of validators on the network. In addition, the issuance of new Ether could be partially or completely offset by the burn mechanism introduced by the EIP-1559 modification, under which Ether are removed from supply at a rate that varies with network usage.
○Costs of rolling futures contracts – Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in contango, the Fund may sell the expiring crypto futures at a lower price and buy a longer-dated crypto futures at a higher price. When rolling futures contracts that are in backwardation, the Fund may sell the expiring crypto futures at a higher price and buy the longer-dated crypto futures at a lower price. The price difference between the expiring contract and longer dated contract associated with rolling crypto futures is typically substantially higher than the price difference associated with rolling other futures contracts. Crypto futures have historically experienced extended periods of contango. Contango in the crypto futures market may have a significant adverse impact on the performance of the Fund and may cause crypto futures to underperform spot crypto. Both contango and backwardation may limit or prevent the Fund from achieving its investment objective. Additionally, because of the frequency with which the Fund may roll futures contracts, the impact of contango or backwardation on Fund performance may be greater than it would have been if the Fund rolled futures contracts less frequently.
○Liquidity risk – The market for crypto futures contracts is still developing and may be subject to periods of illi quidity. In addition, even when crypto futures contracts are not generally illiquid, the size of a Fund’s position in crypto futures may be illiquid. During such times it may be difficult or impossible to enter into or exit a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which a Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. It is also possible that, if a Fund’s assets become significant relative to the overall market, the large size of its positions potentially could impact futures contracts prices and contribute to illiquidity. Limits imposed by counterparties, exchanges or other regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity and have a negative impact on Fund performance. During periods of market illiquidity, including periods of market disruption and volatility, it may be difficult or impossible for a Fund to enter into or exit futures at desired prices or at all.
○Crypto tax risk – Current U.S. Internal Revenue Service (“IRS”) guidance indicates that convertible virtual currency, defined as a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value that has an equivalent value in real currency, or that acts as a substitute for real currency, should be treated and taxed as property, and that transactions involving the payment of convertible virtual currency for goods and services should be treated as barter transactions. While this treatment allows for the possibility of capital gains treatment, it creates a potential tax reporting requirement in any circumstance where the ownership of convertible virtual currency passes from one person to another, usually by means of convertible virtual currency transactions (including off-blockchain transactions), which could discourage the use of crypto as a medium of exchange, especially for a holder of crypto that has appreciated in value.
○Environmental risk – Bitcoin mining currently requires computing hardware that consumes large amounts of electricity. By way of electrical power generation, many bitcoin miners rely on fossil fuels to power their operations. Public perception of the impact of bitcoin mining on climate change may impact the demand for bitcoin and increase the likelihood of regulation that limits bitcoin mining or restricts energy usage by bitcoin miners.
●Derivatives Risk — A Fund may obtain exposure through derivatives (including investing in: swap agreements; futures contracts; options on futures contracts, securities, and indexes; forward contracts; and similar instruments). Investing in derivatives may be considered aggressive and

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may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities contained in a Fund’s index). The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party.
The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or the increase/decrease in, value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities. The return to a Fund on such a swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. Such swaps are uncleared, non-exchange-traded, and cash settled.
In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index or a similar index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an
ETF as the reference asset, the Fund will be subject to the risks of the ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund only used swaps on the underlying index.
A Fund may also gain swap exposure to bitcoin or ether by entering into swap agreements that use a single U.S. traded ETF that holds spot bitcoin or ether (each a “Spot Crypto ETF”) as a reference ETF to gain exposure or to provide exposure to a single Spot Crypto ETF or multiple Spot Crypto ETFs. The Fund may have exposure to a single Spot Crypto ETF for extended periods of time. A Spot Crypto ETF used as a reference asset for one or more of the Fund’s swap transactions may change at any time based on a variety of factors, including counterparty terms; market conditions; and the fees, performance, and liquidity of those Spot Crypto ETFs.
●Borrowing Risk – A Fund may borrow for tax management or investment purposes using reverse repurchase agreements. Reverse repurchase agreements are financing arrangements that involve sales by a Fund of portfolio financial instruments concurrently with an agreement by a Fund to repurchase the same financial instruments at a later date at a fixed price. Reverse repurchase agreements do not mitigate a Fund’s risk that the market value of the financial instruments a Fund is obligated to repurchase under the agreement may decline below the repurchase price. A Fund may enter into both exchange-traded and over-the-counter reverse repurchase agreements. The cost of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of a Fund.
●Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which a Fund and its subsidiary are organized, respectively, could result in the inability of a Fund to operate as intended and could negatively affect the Fund and its shareholders. Each Fund complies with the provisions of the 1940 Act governing investment policies, capital structure, and leverage on an aggregate basis with its subsidiary.
●Crypto-Related Company Risk — If a Fund is unable to obtain its desired exposure to crypto futures contracts because it is approaching or has exceeded position limits or because of liquidity or other constraints, the Fund may obtain exposure by investing in or shorting securities of “crypto-related companies.” There can be no assurance that the returns of crypto-related companies will correspond, or be closely-related, to the performance of crypto or crypto futures. Crypto-related companies face rapid changes in technology, intense competition including the development and acceptance of competing platforms or technologies, loss or impairment of intellectual property rights, cyclical

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economic patterns, shifting consumer preferences, evolving industry standards, adverse effects of changes to a network’s or software’s protocols, a rapidly changing regulatory environment, and dependency on certain key personnel (including highly skilled financial services professionals and software engineers). Crypto-related companies may be susceptible to operational and information security risks including those associated with hardware or software failures, interruptions, or delays in service by third party vendors, and security breaches. Certain crypto-related companies may be subject to the risks associated with investing directly in digital assets, including among other things, bitcoin, ether and crypto tokens.
●Exchange-Traded Fund (ETF) Risk – When a Fund holds shares of another ETF or enters into a swap transaction for which an ETF is the reference asset, the Fund is exposed to the risks of that ETF. These include the risk that the investment management strategy of the underlying fund may not produce its intended results (management risk) and the risk that the underlying fund could lose money over short periods due to short-term market movements and over longer periods during market downturns (market risk). In addition, ETFs may trade at a price below their net asset value. Spot Crypto ETFs are not regulated under the Investment Company Act of 1940. Therefore, a Fund’s investments in these vehicles will not benefit from the protections and restrictions of that law.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the Index. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In addition, the Fund may not have inverse leveraged exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index. Moreover, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to the Index that is significantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Index Performance Risk — The Index used by a Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with a Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. Changes to the index methodology or changes to the digital asset trading platforms included in the index may impact the value of the Index may cause a Fund to experience increased volatility and adversely impact the Fund’s ability to meet its Daily Target.
●Money Market Instruments Risk — Money market instruments may be adversely affected by market and economic events. Adverse economic, political or other developments affecting issuers of money market instruments or defaults by transaction counterparties may also have a negative impact on the performance of such instruments. Each of these could have a negative impact on the performance of a Fund. Money market instruments may include money market funds. To the extent a Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s fees and expenses.
●Counterparty Risk — A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. A Fund generally structures the agreements such that either party can terminate the contract without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, a Fund typically enters into transactions with major financial institutions. A Fund also seeks to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, a Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.
The counterparty to a cleared swap agreement and/or exchange-traded futures contract is subject to the credit risk of the clearing house and the futures commission merchant (“FCM”) through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, a Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses

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and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, a Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In certain cases with respect to cleared swaps, the FCM may also transfer any excess initial margin posted by a Fund to the clearing house. Regulations promulgated by the CFTC require that the FCM notify the clearing house of the excess initial margin provided by the FCM to the clearing house that is attributable to each customer. However, if the FCM does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the assets attributable to it in the clearing house’s omnibus account to satisfy payment obligations a defaulting customer of the FCM has to the clearing house.
In addition, a Fund may enter into agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the
United States, the European Union, United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union or United Kingdom (sometimes referred to as a “bail in”).
●Market Price Variance Risk — Individual shares of a Fund can be bought and sold in the secondary market at market prices rather than at NAV. There is no guarantee that an active secondary market will develop for shares of a Fund, which may also cause NAV and market price to vary significantly. The market price of a Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of a Fund’s holdings. Differences between secondary market prices and the value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or financial instruments held by a Fund at a particular time. In addition, there may be times when the market price and the NAV of a Fund’s shares vary significantly, such as during periods of market volatility. Investors purchasing and selling shares in the secondary market may trade shares at a premium or a discount to the Fund’s NAV and may receive less than the value of a Fund’s holdings when they sell those shares.
A Fund may have a limited number of financial institutions that may act as Authorized Participants or market markers. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. If some or all of these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is willing or able to create and redeem Fund shares, shares may trade at a discount to NAV (and may even face trading halts or delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in the shares. Further, while the creation/redemption feature is designed to make it likely that shares normally will trade at prices correlated to the price of a Fund’s portfolio holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, among other factors, may result in market prices that differ significantly from NAV. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with a Fund. The market price of shares, like the price of any exchange-traded security, includes a

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“bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of a Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that a shareholder most wants to sell their shares. A Fund’s investment results are measured based upon the daily NAV of the Fund.
●Short Sale Exposure Risk — A Fund may seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities or financial instruments or credits underlying the short position, which may lower a Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or requiring the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities or financial instruments or credits underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its investment objective (e.g., due to a lack of available securities or financial instruments or counterparties). During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying a Fund’s short positions will negatively impact the Fund.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on crypto futures contracts. As a result, the ability to trade crypto futures contracts may be restricted, which may disrupt a Fund’s creation and redemption process, potentially affect the price at which a Fund’s shares trade in the secondary market, result in a Fund being unable to trade crypto futures contracts at all, and/or cause significant deviations in the performance of crypto futures contracts from spot crypto. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the Fund’s shares are halted, investors may be temporarily unable to trade shares of the Fund.
Other Risks
In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund, such as market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issu ers and other factors, including the financial condition, industry, economic sector and location of such issuers. The SAI contains additional information about each Fund, its investment strategies and related risks. Each Fund may be subject to other risks in addition to those identified as principal risks.
●Natural Disaster/Epidemic Risk — Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of each Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, each Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, each Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of each Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of each Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have a significant impact on each Fund’s performance, resulting in losses to your investment.
●Risk of Global Economic Shock — Widespread disease, including public health disruptions, pandemics and epidemics (for example, COVID-19 including its variants), have been and may continue to be highly disruptive to economies and markets. Health crises could exacerbate political, social, and economic risks, and result in breakdowns, delays, shutdowns, social isolation, civil unrest, periods of high unemployment, shortages in and disruptions to the medical care

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and consumer goods and services industries, and other disruptions to important global, local and regional supply chains, with potential corresponding results on the performance of a Fund and its investments.
Additionally, wars, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. Russia’s military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. The ongoing hostilities between the two countries could result in additional widespread conflict and could have a severe adverse effect on the region and certain markets. Sanctions on Russian exports could have a significant adverse impact on the Russian economy and related markets and could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. Furthermore, the possibility of a prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on a Fund performance and the value of an investment in a Fund.
●Risks of Government Regulation —The Financial Industry Regulatory Authority (“FINRA”) issued a notice on March 8, 2022 seeking comment on measures that could prevent or restrict investors from buying a broad range of public securities designated as “complex products”—which could include the digital asset (such as crypto) funds offered by ProShare Advisors. The ultimate impact, if any, of these measures remains unclear. However, if regulations are adopted, they could, among other things, prevent or restrict investors’ ability to buy the funds.
●Cybersecurity Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for pur poses of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, for example, stealing or corrupting data maintained digitally and denial of service attacks on websites. Cybersecurity failures or breaches of a Fund’s third party service providers (including, but not limited to, index providers, the custodian, administrator and transfer agent) or the issuers of securities and/or financial instruments in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While a Fund or its service providers may have established business continuity plans and systems designed to guard against such cyber attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cybersecurity risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such securities to lose value. In addition, cyber attacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. ProShare Advisors and the Trust do not control the cybersecurity plans and systems put in place by third party service providers, and such third party service providers may have no or limited indemnification obligations to ProShare Advisors or a Fund.
●Operational Risk — A Fund, its service providers, Authorized Participants, and the relevant listing exchange are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed or inadequate controls, and fraud. These errors may adversely affect a Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. While a Fund seeks to minimize such events through controls and oversight, there may still be failures and a

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Fund may be unable to recover any damages associated with such failures. These failures may have a material adverse effect on a Fund’s returns.
●Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.
●Valuation Risk — In certain circumstances (e.g., if ProShare Advisors believes market quotations are not reliable, or a trading halt closes an exchange or market early), ProShare Advisors may, pursuant to procedures approved by the Board of Trustees of a Fund, choose to determine a fair value price as the basis for determining the value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio investments that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio investment for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio investment is sold at a discount to its established value. The fair value of a Fund’s crypto futures may be determined by reference, in whole or in part, to the cash market in crypto. These circumstances may be more likely to occur with respect to crypto futures than with respect to futures on more traditional assets. In addition, the crypto futures held by a Fund and crypto may be traded in markets on days and at times when a Fund is not open for business. As a result, the value of a Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares.
●Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund may make certain investments, the treatment of which for these purposes is unclear. In particular, direct investments by a Fund in crypto or in derivatives that provide direct exposure to crypto are not expected to produce qualifying income for purposes of the Fund’s qualification as a RIC. A Fund, however, may gain exposure to crypto and generate qualifying income by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. To comply with the asset diversification test applicable to a RIC, each Fund intends to limit its investments in such subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. A Fund may, however, exceed this amount from time to time if ProShare Advisors believes doing so is in the best interests of the Fund, provided, however, that the Fund intends to continue to comply with the asset diversification test applicable to RICs. To that end, a Fund may need to take steps intended to cause the value of its investment in the subsidiary not to exceed 25% of the value of its total assets at the close of each quarter of the Fund’s taxable year, but there can be no assurances that the Fund will be able to do so or that the Fund’s steps will achieve the intended outcome. A Fund’s intention to qualify as a RIC is expected to limit its ability to pursue its investment strategy and a Fund’s pursuit of its investment strategy could bear adversely on the Fund’s ability to so qualify.
If a Fund’s investments in the subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund may no longer be eligible to be treated as a RIC. ProShare Advisors will carefully monitor a Fund’s investments in the subsidiary with the intent of ensuring that no more than 25% of the Fund’s assets are invested in the subsidiary at the end of each tax quarter.
In addition, each Fund intends to invest in complex derivatives for which there is not clear guidance from the Internal Revenue Service (“IRS”) as to the calculation of such investments under the asset diversification test or the qualifying income requirement applicable to RICs. There are no assurances that the IRS will agree with a Fund’s calculation under the asset diversification test and/or its treatment of income for purposes of the qualifying income requirement, which could cause the Fund to fail to qualify as a RIC.
If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce a Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●Trading Risks — The shares of each Fund are listed for trading on the listing exchange identified on the cover of this Prospectus, may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, and may trade on an electronic communications network. Nevertheless, there

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can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares of a Fund on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares of a Fund on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. There can be no assurance that the requirements of the exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares of a Fund will trade with any volume, or at all, on any stock exchange or other venue.
Precautionary Notes
A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding shares of each Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from a Fund may be issued on an ongoing basis, a “distribution” of that Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies — For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of a Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust. Rule 12d1-4 under the 1940 Act permits investments in acquired funds in excess of the limits of Section 12(d)(1) subject to certain conditions. Among these conditions, prior to a fund acquiring securities of another fund exceeding the limits of Section 12(d)(1), the acquiring fund must enter into a “Fund of Funds Investment Agreement” with the acquired fund setting forth the material terms of the arrangement.
A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can, in its discretion, postpone payment of redemption proceeds for any period during which: (1) the Exchange is closed other than customary weekend and holiday closings; (2) trading on Exchange is restricted; (3) any emergency circumstances exist, as determined by the SEC; (4) the SEC by order permits for the protection of shareholders of a Fund; and (5) for up to 14 calendar days for any Fund holding non-U.S. investments during a period of an international local holiday, as further described in the SAI.
A Precautionary Note Regarding Regulation of Derivatives — Current global regulation of and future regulatory changes with respect to derivatives regulations may alter, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.
Additional Information About the Index, the Index Providers and the Index Calculation Agent
“Bloomberg®” and the indices referenced herein (the “Indices”, and each such index, an “Index”) are trademarks or service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”), and/or one or more third-party providers (each such provider, a “Third-Party Provider,”) and have been licensed for use for certain purposes to ProShare Advisors LLC (the “Licensee”). To the extent a Third-Party Provider contributes intellectual property in connection with the Index, such third-party products, company names and logos are trademarks or service marks, and remain the property of such Third-Party Provider.
The financial products referenced herein (the “Financial Products”) are not sponsored, endorsed, sold or promoted by Bloomberg or any Third-Party Provider. Neither Bloomberg nor any Third-Party Provider makes any representation or warranty, express or implied, to the owners of or counterparties to the Financial Products or any member of the public regarding the advisability of investing in securities generally or in the Financial Products particularly. The only

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relationship between Bloomberg, Third-Party Providers, and the Licensee is the licensing of certain trademarks, trade names and service marks and of the Index, which is determined, composed and calculated by BISL without regard to the Licensee or the Financial Products. Bloomberg has no obligation to take the needs of the Licensee or the owners of the Financial Products into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Financial Products to be issued. Neither Bloomberg nor any Third-Party Provider shall have any obligation or liability, including, without limitation, to the customers of the Financial Products, or in connection with the administration, marketing or trading of the Financial Products.
NEITHER BLOOMBERG NOR ANY THIRD-PARTY PROVIDER GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER BLOOMBERG NOR ANY THIRD-PARTY PROVIDER MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FINANCIAL PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. NEITHER BLOOMBERG NOR ANY THIRD-PARTY PROVIDER MAKES ANY EXPRESS OR IMPLIED WARRANTIES AND EACH EXPRESSLY DISCLAIMS ALL WARRANTIES OF MER
CHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, THIRD-PARTY PROVIDERS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FINANCIAL PRODUCTS OR INDICES AND BLOOMBERG, ANY THIRDPARTY PROVIDER, THEIR LICENSORS, AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the SAI.

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Management of ProShares Trust

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Board of Trustees and Officers
The Board is responsible for the general supervision of each Fund. The officers of the Trust are responsible for the day-to-day operations of each Fund.
Investment Advisor
ProShare Advisors, located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814, serves as the investment adviser to each Fund and provides investment advice and management services to each Fund. ProShare Advisors oversees the investment and reinvestment of the assets in each Fund.
Pursuant to an Investment Advisory and Management Agreement between ProShare Advisors and the Trust on behalf of each Fund, ProShare Advisors is responsible for substantially all expenses of the Fund (and substantially all expenses of any wholly owned subsidiary of the Fund, if any) except, without limitation, interest expenses, taxes, brokerage and certain other transaction costs, legal expenses, fees and expenses related to securities lending, compensation and expenses of the Independent Trustees, compensation and expenses of counsel to the Independent Trustees, compensation and expenses of the Trust’s chief compliance officer and their staff, future distribution fees or expenses, and extraordinary expenses. For its investment advisory and management services, each Fund pays ProShare Advisors a fee at an annualized rate of 0.95% of its average daily net assets.
A discussion regarding the basis for the Board approving the investment advisory agreement for each Fund is in the Trust’s most recent semi-annual report to shareholders dated November 30, 2023, or in the Trust’s most recent annual report to shareholders dated May 31, 2024.
During the year ended May 31, 2024, each Fund paid ProShare Advisors fees in the following amount (fees paid reflect the effects of any expense limitation arrangements in place for the period):
Fund	Fees Paid
Short Bitcoin ETF	0.91%
Short Ether ETF	0.88%
Ultra Bitcoin ETF	0.95%
Ultra Short Bitcoin ETF	0.95%
Portfolio Management
The following individuals have responsibility for the day-to-day management of each Fund as set forth in the Summary Prospectus relating to each Fund. The Portfolio Managers’ business experience for the past five years is listed below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of other investment companies can be found in the SAI.
Alexander Ilyasov, ProShare Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProFund Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProShare Capital Management LLC: Senior Portfolio Manager since August 2016.
George Banian, ProShare Advisors: Portfolio Manager since February 2022, Associate Portfolio Manager from August 2016 to February 2022, Senior Portfolio Analyst from December 2010 to August 2016, Portfolio Analyst from December 2007 to December 2010. ProFund Advisors: Portfolio Manager since February 2022, Associate Portfolio Manager from July 2021 to February 2022.
Other Service Providers
SEI Investments Distribution Co. (the “Distributor”), located at One Freedom Valley Drive, Oaks, PA 19456, acts as the distributor and principal underwriter in all fifty states and the District of Columbia. JPMorgan Chase Bank, N.A. (“JPMorgan”), located at One Beacon Street, 19th Floor, Boston, MA 02108, acts as the administrator to each Fund, providing operational and certain administrative services. In addition, JPMorgan acts as the Custodian and Index Receipt Agent. Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, provides regulatory administration services to the Trust.
Additional Information
The Trust enters into contractual arrangements with various parties who provide services to each Fund including, ProShare Advisors, each Fund’s administrator and fund accounting agent, custodian, transfer agent, and distributor. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and each Fund that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or a Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person except as may be otherwise provided by federal or state securities laws.
A shareholder may bring a derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling a shareholder demand

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by virtue of the fact that such Trustee receives remuneration from their service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.
Determination of NAV
The NAV per share of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by JPMorgan and is generally determined each business day as of the close of regular trading on the Exchange on which the shares of the Fund are listed (typically calculated as of 4:00 p.m. Eastern Time). Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Securities that are listed or traded on a stock exchange or the Nasdaq or National Market System are generally valued at the closing price, if available, on the exchange or market where the security is principally traded (including the Nasdaq Official Closing Price). Short-term securities are generally valued using market prices or at amortized cost. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets. Routine valuation of certain derivatives is performed using procedures approved by the Board.
When a market price is not readily available, securities and other assets are valued at fair value in good faith. The Board has designated ProShare Advisors as “valuation designee” to perform fair value determinations for all of the Funds’ investments for which market quotations are not readily available (or are deemed unreliable). The Board shall oversee ProShare Advisors’ fair value determinations and its performance as valuation designee. The use of a fair valuation methodology may be appropriate if, for example: (i) ProShare Advisors believes market quotations do not accurately reflect fair value of an investment; (ii) ProShare Advisors believes an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation has the risk that the valuation may be higher or lower than the securities might actually command if a Fund sold them. See the SAI for more details.
To the extent a Fund’s portfolio investments trade in markets on days or at times when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary, shareholders may not be able to purchase or sell Fund shares and Authorized Participants may not be able to create or redeem Creation Units. In addition, certain portfolio investments may not be traded on days or at times a Fund is open for business. In particular, calculation of the NAV of a Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.
Exchanges are open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. An Exchange may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the Exchange on which the shares of a Fund are listed closes early, the NAV may be calculated at the close of regular trading or at its normal calculation time. If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
Distributions
As a shareholder on a Fund record date, you will earn a share of the investment income and net realized capital gains, if any, derived from a Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. Each Fund intends to declare and distribute net investment income, if any, and net realized capital gains, if any, to its shareholders at least annually. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the distributing Fund or in cash.
Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.
Dividend Reinvestment Services
As noted above under “Distributions”, a Fund may declare a distribution from net realized capital gains to be payable in additional shares or cash. Even if the Fund does not declare a distribution to be payable in shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the same Fund. Without this service, investors would have to take their distributions in cash. To determine whether the

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dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.
Frequent Purchases and Redemptions of Shares
The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as each Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of shares remains at or close to NAV.
Taxes
The following is certain general information about taxation of each Fund:
●Each Fund intends to qualify for treatment as a RIC for U.S. federal income tax purposes. In order to so qualify, each Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.
●If a Fund qualifies for treatment as a RIC, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If a Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.
●Investments by a Fund in futures and swap agreements are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by a Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.
●Investments by a Fund in debt obligations issued or purchased at a discount and certain derivative instruments could cause a Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and such investments could affect the amount, timing or character of the income distributed to shareholders by a Fund. Investments by a Fund in shares of other investment companies could affect the amount, timing or character of the Fund’s distributions to shareholders relative to the Fund’s distributions had it invested directly in the securities held by the other investment companies.
●In order to qualify for the special tax treatment accorded a RIC and its shareholders, a Fund must derive at least 90%
of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet an annual distribution requirement. A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Taxable investors should be aware of the following basic tax points:
●Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.
●Distributions declared in October, November or December of one year payable to shareholders of record in such month and paid by the end of January of the following year are taxable for federal income tax purposes as if received on December 31 of the calendar year in which the distributions were declared.
●Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that a Fund reports as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses. A Fund’s investment strategy may significantly limit its ability to distribute dividends as “qualified dividend income” or treat the income from such investments as capital gains.
●Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.
●Distributions from net realized capital gains may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.
●The Code generally imposes a 3.8% contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income”

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generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and capital gain dividends, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
●A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
●Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
●Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that a Fund properly reports as capital gain dividends, short-term capital gain dividends or interest -related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. A Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.
●A Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to withholding and other taxes imposed by foreign countries, which will reduce the Fund’s return on and taxable distributions in respect of its non-U.S. investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of foreign securities, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it has paid. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for these amounts on your federal U.S. income tax return, subject to certain limitations.
●By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to a Fund or its agent that you are not subject to this withholding.
In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:
●A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.
●A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the IRS if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account (IRA), special tax rules apply. Please consult your tax advisor for detailed information about a Fund’s tax consequences for you. See “Taxation” in the SAI for more information.
Premium/Discount Information
The Trust’s website (www.proshares.com) has information about the premiums and discounts for each Fund. Premiums or discounts are the differences between the NAV and market price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the NAV. A discount is the amount that a Fund is trading below the NAV.
Escheatment
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-intiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and each Fund and each Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.
Distribution (12b-1) Plan
Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, each Fund may pay the distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of a Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees would be paid out of each Fund’s assets on an on-going basis, over time these fees would increase the

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cost of your investment and may cost you more than paying other types of sales charges. No payments have yet been authorized by the Board, nor are any such expected to be made by a Fund under the Plan during the current fiscal year.

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Financial Highlights
The following tables are intended to help you understand the financial history of each Fund (except Ultra Ether ETF and UltraShort Ether ETF) for the past five years (or since inception, if shorter). Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been derived from information audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the financial statements of a Fund, appears in the Annual Report of the Fund and is available upon request.
Because Ultra Ether ETF and UltraShort Ether ETF have only recently commenced investment operations, no financial highlights are available for the Funds at this time. In the future, financial highlights will be presented in this section of the Prospectus.

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ProShares Trust Financial Highlights
FOR THE PERIODS INDICATED
	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN(c)		RATIOS TO AVERAGE NET ASSETS(f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Transaction fees(b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value(d)	Market value(e)	Expenses before expense reduc- tions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(g)
Short Bitcoin Strategy ETF†
Year ended May 31, 2024	$21.62	$0.44	$(14.06)	$0.01	$(13.61)	$(0.45)	$—	$—	$(0.45)	$7.56	(64.05)%	(64.09)%	1.03%(i)	0.99%(i)	3.49%	3.54%	$78,747	N/A
June 19, 2022* through May 31, 2023	40.55	0.28	(19.14)	0.02	(18.84)	(0.09)	—	—	(0.09)	21.62	(46.52)	(46.53)	1.33	0.95	0.64	1.02	99,867	N/A
Short Ether Strategy ETF†
November 1, 2023* through May 31, 2024	40.00	0.45	(23.29)	0.01	(22.83)	(0.28)	—	—	(0.28)	16.89	(57.35)	(57.42)	1.03(j)	0.95(j)	3.60	3.67	6,925	N/A
Ultra Bitcoin ETF†
April 1, 2024* through May 31, 2024	40.00	0.08	(5.14)(h)	0.01	(5.05)	(0.02)	—	—	(0.02)	34.93	(12.64)	(12.55)	0.95	0.95	1.41	1.41	216,941	N/A
UltraShort Bitcoin ETF†
April 1, 2024* through May 31, 2024	40.00	0.11	(2.64)	0.02	(2.51)	(0.03)	—	—	(0.03)	37.46	(6.30)	(6.28)	0.95	0.95	1.55	1.55	10,489	N/A
*
Commencement of investment operations.
†
Consolidated Statement of Financial Highlights.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Includes transaction fees associated with the issuance and redemption of Creation Units.
(c)
Not annualized for periods less than one year.
(d)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)
Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)
Annualized for periods less than one year.
(g)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts), therefore the portfolio turnover rate is not applicable to these funds.
(h)
The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(i)
Includes interest expense amounting to 0.04%. Excluding these fees, the ratio of gross expenses to average net assets and ratio of net expenses to average net assets would have been 0.99% and 0.96% respectively.
(j)
Includes interest expense amounting to 0.07%. Excluding these fees, the ratio of gross expenses to average net assets and ratio of net expenses to average net assets would have been 0.95% and 0.95% respectively.

Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

You can find additional information about each Fund in its current SAI, dated September 27, 2024, as supplemented through April 7, 2025, as may be amended from time to time, and in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR, which have been filed electronically with the SEC and which are incorporated by reference into, and are legally a part of, this Prospectus. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Copies of the SAI, and each Fund’s annual and semi-annual reports and other information such as Fund financial statements are available, free of charge, online at each Fund’s website (www.proshares.com). You may also request a free copy of the SAI or make inquiries to ProShares Trust by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.
You can find other information about ProShares Trust on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee via email to publicinfo@sec.gov.
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